UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LOWELL FARMS INC.
(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LOWELL FARMS INC.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

OF LOWELL FARMS INC.

AND

PROXY STATEMENT

FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 22, 2023

June 1, 2023

LOWELL FARMS INC.

Notice of Annual General Meeting of Shareholders (the “Notice”)

The 2023 annual general meeting of shareholders (the “Meeting”) of Lowell Farms Inc., a British Columbia corporation (the “Corporation” or the “Company”), will be held on June 22, 2023, beginning at 8:30 a.m. (Eastern Time), at Odyssey Trust Company, 67 Yonge St., Suite 702, Toronto, Ontario, M5E IJ8. This Notice of Meeting is accompanied by the proxy statement and form of proxy (“Proxy Instrument”).

The following matters will be considered at the Meeting:

•	the election of six directors for the forthcoming year from the nominees proposed by the Board of the Corporation;

•	the appointment of GreenGrowth CPAs, as auditors for the Corporation and the authorization of the board of directors of the Corporation (the “Board”) to fix the auditors’ remuneration and terms of engagement;

•	the amendment of the Company’s equity incentive plan, as further described in the Proxy Instrument; and

•	the transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof.

The record date for the determination of shareholders of the Corporation entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof is May 16, 2023 (the “Record Date”). Shareholders of the Corporation whose names have been entered in the register of shareholders of the Corporation at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof.

A shareholder of the Corporation may attend the Meeting or may be represented by proxy. Registered shareholders of the Corporation who are unable to attend the Meeting or any adjournment(s) thereof are requested to date, sign, and return the accompanying Proxy Instrument for use at the Meeting or any adjournment(s) thereof.

To be effective, the enclosed Proxy Instrument must be returned to the Corporation’s transfer agent by using the envelope provided or by mailing the Proxy Instrument to Odyssey Trust Company, 67 Yonge St., Suite 702, Toronto, Ontario, M5E 1J8 (Attention: Proxy Department). You may also vote on the Internet by going to https://login.odysseytrust.com/pxlogin, clicking on VOTE and following the instructions. You will need your control number located on the Proxy Instrument. If you wish to vote on the Internet, you must do so no later than June 20, 2023 at 8:30 a.m. (Eastern Time). If you vote prior to the Meeting using any other method, your Proxy Instrument must be received by Odyssey Trust Company no later than June 20, 2023 at 8:30 a.m. (Eastern Time). If the Meeting is adjourned, your proxy or voting instructions must be received at least 48 hours before the beginning of any adjournment(s) or postponement(s) of the Meeting.

If you are a non-registered shareholder (for example, if you hold shares of the Corporation in an account with a broker or another intermediary), you should follow the voting procedures described in the form of proxy or voting instruction form provided by your broker or intermediary or call your broker or intermediary for information as to how you can vote your shares. Without specific instructions, brokers and their agents and nominees are prohibited from voting shares for the broker’s clients. Therefore, each non-registered shareholder should ensure that voting instructions are communicated to the appropriate person well in advance of the Meeting. Note that the deadlines set by your broker or intermediary for submitting your form of proxy or voting instruction form may be earlier than the dates described above.

You may also vote your shares in person at the Meeting. If you are a non-registered shareholder, you may not vote your shares at the Meeting, or any adjournment(s) or postponement(s) thereof, unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so.

Whether or not you plan to attend the Meeting, we encourage you to read this proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled “How You Can Vote” and to the instructions on your proxy or voting instruction card.

DATED as of June 1, 2023 By Order of the Board of Directors

/s/ Ann Lawrence
Ann Lawrence
Chairperson

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PROXY STATEMENT FOR THE 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 22, 2023

This proxy statement contains information about the 2023 annual general meeting of shareholders (the “Meeting”) of Lowell Farms Inc., to be held on June 22, 2023, beginning at 8:30 a.m. (Eastern Time), at  Odyssey Trust Company, 67 Yonge St., Suite 702, Toronto, Ontario, M5E IJ8. The board of directors (the “Board”) is using this proxy statement to solicit proxies for use at the Meeting. Unless the context otherwise requires, references to “we,” “us,” “our,” “Company,” “Corporation,” “Lowell Farms,” or similar terms refer to Lowell Farms Inc. The mailing address of our principal executive offices is 19 Quail Run Circle, Suite B, Salinas, California 93907.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the Board’s recommendation for each of the matters outlined in the accompanying Notice of Meeting.

A shareholder whose shares are directly registered on the books of the Corporation maintained by the transfer agent (“Registered Shareholder”) of the Corporation who has given a proxy may revoke the proxy at any time prior to use by: (i) attending the Meeting and voting in person; (ii) depositing an instrument in writing executed by such Registered Shareholder or by his or her attorney authorized in writing, or, if the Registered Shareholder is a corporation, by an authorized officer or attorney thereof: (a) at the registered office of the Corporation at any time prior to 5:00 p.m. (Eastern Time) on the last business day preceding the day of the Meeting or any adjournment(s) of the Meeting; or (b) with the Chair of the Meeting on the day of the Meeting or any adjournment(s) or postponement(s) thereof; or (iii) any other manner permitted by law.

We mailed this proxy statement and our annual report for the fiscal year ended December 31, 2022 (“Annual Report”), to shareholders on or about June 1, 2023.

We are an “emerging growth company” under applicable U.S. federal securities laws and, therefore, permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the U.S. Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may take advantage of these exemptions for up to five years or such an earlier time that we are no longer an emerging growth company. We will cease to be an emerging growth company if we have more than $1.07 billion in annual revenues as of the end of a fiscal year, if we are deemed to be a large-accelerated filer under the rules of the U.S. Securities and Exchange Commission (the “SEC”) or if we issue more than $1.00 billion of non-convertible debt over a three-year period. We currently expect to cease filing as an emerging growth company no later than January 1, 2027.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be Held on June 22, 2023:

This proxy statement and our Annual Report for the fiscal year ended December 31, 2022, are available for viewing, printing, and downloading at: ir.lowellfarms.com

A copy of our Annual Report will be furnished without charge to any shareholder upon written request to Ms. Tessa O’Dowd via e-mail at tessa.odowd@lowellfarms.com. This proxy statement is also available on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com.

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GENERAL INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

Proxy Materials

Why am I receiving these materials?

The Board is using this proxy statement to solicit proxies for use at the Meeting to be held on June 22, 2023 at Odyssey Trust Company, 67 Yonge St., Suite 702, Toronto, Ontario, M5E IJ8. The cost of any solicitation will be borne by the Corporation. Proxies may also be solicited personally by employees of the Corporation at nominal cost to the Corporation.

As a shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of the management of the Corporation and the Board. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.

These proxy materials are being sent to both registered and non-registered shareholders. In some instances, the Corporation has distributed copies of the Notice, the proxy statement, and the accompanying Proxy Instrument (collectively, the “Documents”) to clearing agencies, securities dealers, banks and trust companies, brokerage houses, other custodians, nominees, and fiduciaries or their nominees (collectively “Intermediaries,” and each an “Intermediary”) for onward distribution to non-registered shareholders whose shares are held by or in the custody of those Intermediaries (“Non-Registered Shareholders” or “Beneficial Owners”).

Existing regulatory policy requires Intermediaries to forward all proxy-related materials to and seek voting instructions from Non-Registered Shareholders in advance of shareholder meetings. The various Intermediaries have their own mailing procedures and provide their own return instructions to clients, which should be carefully followed by Non-Registered Shareholders in order to ensure that their subordinate voting shares (“Shares”) are voted at the Meeting. Often the form of proxy supplied to a Non-Registered Shareholder by an Intermediary is identical to the form of proxy provided by the Corporation to Registered Shareholders. However, its purpose is limited to instructing the Registered Shareholder (i.e., the Intermediary or agent or nominee thereof) how to vote on behalf of the Non-Registered Shareholder. The majority of Intermediaries now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge typically prepares a machine-readable voting instruction form (a “VIF”), mails those forms to Non-Registered Shareholders and asks Non-Registered Shareholders to return the forms to Broadridge, or otherwise communicate voting instructions to Broadridge (by way of the internet or telephone, for example). Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at a meeting. For the purposes hereof, a Non-Registered Shareholder who receives a Broadridge VIF cannot use that form to vote Shares directly at the Meeting. The VIF must be returned to Broadridge (or instructions respecting the voting of Shares must be communicated to Broadridge) well in advance of the Meeting in order to have the Shares voted.

There are two kinds of Non-Registered Shareholders: (i) those who object to their identity being known to the issuers of securities which they own (“Objecting Beneficial Owners” or “OBOs”), and (ii) those who do not object to their identity being made known to the issuers of securities which they own (“Non-Objecting Beneficial Owners” or “NOBOs”). Subject to the provisions of applicable Canadian securities laws, issuers may deliver proxy-related materials directly to their NOBOs.

The Corporation is not sending proxy-related materials directly to NOBOs and accordingly, NOBOs can expect to receive a scannable VIF from Broadridge. These VIFs are to be completed and returned to Broadridge in the envelope provided or by facsimile. In addition, Broadridge provides both telephone voting and Internet voting as described on the VIF itself which contains complete instructions. Broadridge will tabulate the results of the VIFs received from the NOBOs and will provide appropriate instructions to Odyssey Trust Company, the transfer agent of the Corporation, with respect to the Shares represented by the VIFs they receive. Please return your voting instructions as specified in the VIF.

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The Corporation intends to pay for an Intermediary to deliver the proxy-related materials to its OBOs and, as such, the Corporation’s OBOs can expect to be contacted by Broadridge or their Intermediaries or an agent or nominee thereof.

Although Non-Registered Shareholders may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of an Intermediary or an agent or nominee thereof, a Non-Registered Shareholder may attend the Meeting as proxy holder for the Registered Shareholder and vote its Shares in that capacity. Should a Non-Registered Shareholder wish to attend the Meeting and indirectly vote its Shares as proxy holder for an applicable Registered Shareholder, such Non-Registered Shareholder should enter its own name in the blank space on the Proxy Instrument or VIF provided to such Non-Registered Shareholder and return same in accordance with the instructions provided thereon.

What is included in the proxy materials?

The proxy materials include:

•	our Notice of Meeting;
•	our proxy statement for the Meeting;
•	a Proxy Instrument or voting instruction card; and
•	our 2022 Annual Report.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and board committees, corporate governance, the compensation of our directors and executive officers, and other required information.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions.

A separate set of materials will be sent promptly following receipt of your request.

If you are a shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact Odyssey Trust Company at:

Odyssey Trust Company

67 Yonge St., Suite 702

Toronto, Ontario, M5E IJ8

shareholders@odysseytrust.com

If you are a Beneficial Owner and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Shareholders also may write to or email us at the address below to request a separate copy of the proxy materials:

Lowell Farms Inc.

Attn: Corporate Secretary

19 Quail Run Circle, Suite B

Salinas, California 93907

ir@lowellfarms.com

(831) 998-8214

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Who pays the cost of soliciting proxies for the Meeting?

The Corporation will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail but may be supplemented by telephone or other personal contacts.

The Corporation will reimburse Intermediaries for forwarding proxy materials to beneficial shareholders.

What items of business will be voted on at the Meeting?

The business items to be voted on at the Meeting are:

•	the election of directors for the forthcoming year from the nominees proposed by the Board of the Corporation;
•	the appointment of GreenGrowth CPAs as auditors for the Corporation and the authorization of the Board to fix the auditors’ remuneration and terms of engagement;
•	the amendment of the Company’s equity incentive plan (the “Equity Incentive Plan”), as further described in the Proxy Instrument; and
•	the transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof.

What are my voting choices?

You may vote “FOR” or “WITHHOLD” for the election of nominees for election as directors, “FOR” or “WITHHOLD” for the appointment of GreenGrowth CPAs, as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration and set the terms of engagement, and “FOR” or “AGAINST” for the amendment of the Equity Incentive Plan.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” each of its nominees for election to the Board, “FOR” the appointment of GreenGrowth CPAs as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration and set the terms of engagement, and “FOR” the amendment to the Equity Incentive Plan.

What vote is required to approve each item?

A quorum for the transaction of business at a meeting of shareholders is present if at least two shareholders who, in the aggregate, hold or represent in the aggregate not less than 20% of the issued shares entitled to be voted at the Meeting are present in person or represented by proxy, irrespective of the number of persons actually present at the Meeting.

If you indicate “WITHHOLD” in respect to the election of directors or the appointment and remuneration of the auditors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. Broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee, the appointment and remuneration of the auditors, or the amendment of the Equity Incentive Plan.

Proposal	Required Vote
1. The election of directors	Ordinary resolution, whereby only votes “FOR” will affect the outcome

2. Appointment and remuneration of auditors	Ordinary resolution, whereby only votes “FOR” will affect the outcome

3. Amendment of the Equity Incentive Plan	Ordinary resolution, requiring a majority of not less than 50.01% of the votes “FOR”

What happens if additional items are presented at the Meeting?

As of the date of this proxy statement, management of the Corporation knows of no such amendments, variations, or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.

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Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a press release that we will file in Canada with the applicable Canadian securities commissions or similar regulatory authorities promptly following the Meeting. Both the Form 8-K and press release will also be available on our website at https://ir.lowellfarms.com/.

How You Can Vote

What shares can I vote?

You are entitled to vote all the shares that you own on the Record Date, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the Beneficial Owner through an Intermediary. As of the Record Date, there were 345 shareholders of record holding 112,761,904 Subordinate Voting Shares and one shareholder of record holding 202,590 Super Voting Shares.

REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY INSTRUMENT either by striking out the names of the persons designated in the Proxy Instrument and by inserting the name of the person or company to be appointed in the space provided in the Proxy Instrument or by completing another proper form of proxy and, in either case, delivering the completed proxy to the Corporation’s transfer agent by using the envelope provided or by mailing the proxy to Odyssey Trust Company, 67 Yonge St., Suite 702, Toronto, Ontario, M5E 1J8 (Attention: Proxy Department). You may also vote on the Internet by going to https://odysseytrust.com/login/, clicking on VOTE and following the instructions. You will need your control number located on the Proxy Instrument.

What is the difference between holding shares as a shareholder of record and as a Beneficial Owner?

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are the shareholder of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Corporation or to another person, or to vote your shares at the Meeting. You have received a proxy card to use in voting your shares either by mail or via the Internet.

Beneficial Owner

If your shares are held through an Intermediary, then it is likely that they are registered in the name of the nominee, and you are the Beneficial Owner of shares held in street name.

As the Beneficial Owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your Intermediary has provided a voting instruction card for you to use in directing how your shares are to be voted. However, since a Beneficial Owner is not the shareholder of record, you may not vote your shares at the Meeting, or any adjournment(s) or postponement(s) thereof, unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so.

How can I vote at the Meeting?

Shareholders who attend the Meeting may be provided with a ballot with which they can cast their vote or a vote may proceed by way of a show of hands.

Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions as described herein so that your vote will be counted if you later decide not to attend.

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How can I vote without attending the Meeting?

Whether you hold your shares as a shareholder of record or as a Beneficial Owner, you may direct how your shares are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares as a Beneficial Owner, you may vote by submitting voting instructions to the registered owner of your shares. Each registered shareholder submitting a proxy has the right to appoint one or more proxy holders (but not more than five) to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.

Voting by Internet

Shareholders may vote via the Internet by following the instructions on the proxy or voting instruction card.

Voting by Mail

Shareholders may vote by mail by signing, dating, and returning their proxy or voting instruction card to the address indicated on the proxy or voting instruction card.

How will my shares be voted?

Shares represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Instrument WILL, UNLESS OTHERWISE INDICATED BY THE SHAREHOLDER, BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPOINTMENT OF GREENGROWTH CPAs AS THE AUDITORS OF THE CORPORATION, AND THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX THE AUDITORS’ REMUNERATION AND TERMS OF ENGAGEMENT, AND FOR THE AMENDMENT OF THE EQUITY INCENTIVE PLAN. The shares represented by the Proxy Instrument will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. The enclosed Proxy Instrument confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice or other matters which may properly come before the Meeting. As of the date of this proxy statement, management of the Corporation knows of no such amendments, variations, or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.

Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.

If you do not return your voting instruction card on a timely basis, your broker will be prohibited from voting your shares without your instructions on the election of directors and on any other proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.

Will shares that I own as a shareholder of record be voted if I do not timely return my proxy card?

Shares that you own as a shareholder of record will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”

If you do not timely return your proxy card, your shares will not be voted unless you or your proxy holder attends the Meeting and any adjournment(s) or postponement(s) thereof and votes during the Meeting as described above under the heading “How can I vote at the Meeting?”

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When is the deadline to vote by proxy?

If you hold shares as the shareholder of record, your vote by proxy must be received no later than 8:30 a.m. (Eastern Time) on June 20, 2023, or at least 48 hours prior to any adjournment(s) of the Meeting or must be deposited at the Meeting with the Chair of the Meeting before the commencement of the Meeting or any adjournment(s) thereof.

If you hold shares as a Beneficial Owner, please follow the voting instructions provided by Broadridge or your Intermediary.

May I change or revoke my vote?

Every proxy may be revoked by an instrument in writing that is received (1) at the registered office of the Company at any time up to and including 5:00 p.m. (Eastern time) on the last business day before the day set for the holding of the Meeting or any adjourned or postponed meeting at which the proxy is to be used or (2) at the Meeting or any adjourned or postponed meeting, by the Chair of the Meeting or adjourned or postponed meeting, before any vote in respect of which the proxy has been given has been taken. If the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or the shareholder’s legal personal representative or trustee in bankruptcy. If the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation.

Shareholder Proposals and Director Nominations

What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?

The Corporation is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals to be included in the Corporation’s proxy materials. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Corporation’s proxy materials for next year’s annual meeting must be received no later than 120 days before the date the Corporation’s proxy statement is released to shareholders in connection with the last annual general meeting (in this case, February 2, 2024), and must be submitted to Ms. Tessa O’Dowd via e-mail at tessa.odowd@lowellfarms.com. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.

Additionally, to comply with the SEC’s universal proxy rules stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 23, 2024.

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Corporation and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Corporation’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three (3) months before the anniversary of the Corporation’s last annual general meeting (in this case, March 22, 2024). Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of Ms. Tessa O’Dowd may, at our discretion, be excluded from our proxy materials.

See below under the heading “How may I nominate director candidates for consideration at a meeting?” for a description of the procedures through which shareholders may nominate director candidates for consideration.

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How may I nominate director candidates for consideration at a meeting?

Shareholders who wish to submit director nominees for consideration must give written notice of their intention to do so to our corporate secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?”. Any such notice also must be in the form and include the information required by our Articles (“Articles”) (which may be obtained as provided below under the heading “How may I obtain financial and other information about Lowell Farms Inc.?”). In addition, shareholders must comply with the deadlines for submission and other requirements described below. See “Advance Notice Provision” under “Proposal 1—Election of Directors” in this proxy statement.

How may I recommend candidates to serve as directors?

Shareholders may recommend director candidates for consideration by the Board by writing to our corporate secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” in accordance with the notice provisions described above under the heading “How may I nominate director candidates for consideration at a meeting?”. To be in proper written form, such notice must set forth the nominee’s name, age, business, and residential address, and principal occupation or employment for the past five (5) years, their direct or indirect beneficial ownership in, or control or direction over, any class of securities of the Corporation, including the number or principal amount and such other information on the nominee and the nominating shareholder as set forth in the Articles, which may be obtained in accordance with the instructions below under the heading “How may I obtain financial and other information about Lowell Farms Inc.?”

Description of the Corporation’s Voting Securities

As of the Record Date, there were 345 shareholders of record holding 121,761,904 Subordinate Voting Shares and one shareholder of record holding 202,590 Super Voting Shares.

The Subordinate Voting Shares are “restricted securities” within the meaning of such term under applicable Canadian securities laws. Under Canadian securities laws, a “restricted security” includes an equity security of a reporting issuer if there is another class of securities of the reporting issuer that carries a greater number of votes per security relative to the equity security.

Holders of Subordinate Voting Shares are entitled to notice of and to attend any meeting of the shareholders of the Corporation, except a meeting of which only holders of another particular class of shares of the Corporation have the right to vote. At each such meeting, holders of Subordinate Voting Shares are entitled to one vote in respect of each Subordinate Voting Share held.

Holders of Super Voting Shares are entitled to notice of and to attend any meeting of the shareholders of the Corporation, except a meeting of which only holders of another particular class of shares of the Corporation have the right to vote. At each meeting of shareholders, holders of Super Voting Shares are entitled to 1,000 votes per share.

Obtaining Additional Information

How may I obtain financial and other information about Lowell Farms Inc.?

Financial and other information is provided in the Corporation’s audited consolidated financial statements and management’s discussion and analysis for the fiscal year ended December 31, 2022, which are included in our Annual Report. The Company is mailing the Annual Report along with this proxy statement and the enclosed Proxy Instrument. In addition, we will furnish a copy of our Annual Report without charge to any shareholder who so requests by writing to our corporate secretary at the address below under the heading in “How do I obtain additional copies of this proxy statement or voting materials?”. The Annual Report is also available free of charge on our website at https://ir.lowellfarms.com/sec-filings.

By writing to us, shareholders also may obtain, without charge, a copy of the Articles, Code of Ethics and Business Conduct (“Code of Conduct”), and Board committee charters.

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What if I have questions for the Corporation’s transfer agent?

If you are a shareholder of record and have questions concerning share certificates, ownership transfer, or other matters relating to your share account, please contact our transfer agent at the following address:

Odyssey Trust Company

67 Yonge St., Suite 702

Toronto, Ontario, M5E IJ8

shareholders@odysseytrust.com

How do I obtain additional copies of this proxy statement or voting materials?

If you need additional copies of this proxy statement or voting materials, please contact us at:

Lowell Farms Inc.

Attn: Corporate Secretary

19 Quail Run Circle, Suite B

Salinas, California 93907

ir@lowellfarms.com

OVERVIEW OF PROPOSALS TO BE VOTED ON

Proposals 1, 2 and 3 are included in this proxy statement at the direction of our Board. Our Board unanimously recommends that you vote “FOR” the election of the nominees in Proposal 1, “FOR” the appointment and remuneration of auditors in Proposal 2 and “FOR” the amendment of the Equity Incentive Plan in Proposal 3.

PROPOSAL 1—ELECTION OF DIRECTORS

The Articles provide that the number of directors should not be fewer than three (3) directors. There are currently six directors of the Corporation. At the Meeting, it is proposed to elect six (6) directors.

The Board proposes to nominate at the Meeting each person whose name is set forth in the table below, each to serve as a director of the Corporation until the next Meeting at which the election of directors is considered, or until such person’s successor is duly elected or appointed, unless such person resigns, is removed or otherwise ceases to be a director in accordance with the Articles or the BCBCA. The persons named in the accompanying Proxy Instrument intend to vote for the election of such persons at the Meeting, unless otherwise directed. Management does not contemplate that any of the nominees will be unable to serve as a director of the Corporation. Please see the discussion of the Voting Agreement set forth in the Security Ownership of Certain Beneficial Owners and Management section of this proxy statement relating to the number of directors and the composition of the Board of Directors.

The following table and the notes thereto set out the name of each of the current directors, each proposed by management to be nominated for election as a director of the Corporation at the Meeting, their respective positions, and the period during which they have been a director of the Corporation.

Name	Age	Position(s)	Location of Residence	Director Since
Ann Lawrence (1) (3) (4)	49	Director and Chairperson	California, U.S.	October 2022
Mark Ainsworth	48	Chief Executive Officer and Director	California, U.S.	April 2019
Summer Frein (4)	39	Director	California, U.S.	October 2022
William Anton (1)(2)	81	Director	Nevada, U.S.	April 2019
Brian Shure	46	Director	District of Columbia, U.S.	April 2020
Jeffrey Monat (1) (2)	44	Director	New Jersey, U.S.	January 2022

Notes:

(1) Member of the Audit Committee.

(2) Member of the Compensation and Corporate Governance Committee.

(3) Elected Chairperson effective March 15, 2023, replacing George Allen.

(4) The appointment of Ms. Frein and Ms. Lawrence follows the departure of Stephanie Harkness and Bruce Gates from the Company's Board of Directors, effective October 31, 2022.

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Biographical Information

The biographies of the proposed nominees for the Board are set out below.

Ann Lawrence

Ann Lawrence has served as an independent director of the Company since October 2022 and Chairperson as of March 15, 2023. Ms. Lawrence is a widely respected executive and attorney currently serving as the Co-Founder and Chief Executive Officer of a Southern California collection of cannabis companies comprising a distribution company and two popular retail dispensaries: The Rose Collective and The Farmacy Westwood, both of which are long-term customers of the Company. Her extensive experience in California’s cannabis industry includes leadership in the areas of retail, branding, manufacturing, cultivation, and distribution, along with an expertise with California’s unique regulatory and compliance challenges. Ms. Lawrence has served as the Chief Executive Officer of Cannaco Research Corporation since January 2021.  Prior to that, Ms. Lawrence was a partner with the law firm of DLA Piper from December 2010 through July 2019 and an attorney with Latham & Watkins from November 2000 through April 2007.

Throughout her career, Ms. Lawrence has built multiple retail storefronts in Los Angeles’ competitive cannabis space that have consistently outperformed the market and maintained consistent success and excellence. She designed operational efficiencies for boutique cannabis brands, and has personal experience as the owner of various cannabis brands. She is also the Chief Executive Officer of a centralized distribution facility that focuses on growing local brands and managing retail stores in Southern California by providing distribution, logistical, and consulting support to retailers, helping them to compete and succeed. The Company believes that Ms. Lawrence’s extensive legal experience, corporate management and familiarity with the California cannabis industry qualify her to serve as our Chairperson.

Mark Ainsworth

Mark Ainsworth serves as Chief Executive Officer of the Corporation and has also served as a director of the Corporation since April 2019. Mr. Ainsworth previously served as the Company’s Chief Operating Officer (November 2019 to April 2020) and Executive Vice President (April 2019 to April 2020) and as Executive Vice President of Indus Holding Company (inception to April 2019). In 2006, Mr. Ainsworth founded Pastry Smart, an American Humane Certified and Organic bakery and confectionery manufacturer. He has been a member of the American Culinary Federation since 2013. The Company believes that Mr. Ainsworth’s long history as an entrepreneur and as a co-founder of the Company as well as his executive-level experience qualify him to serve as a member of our Board.

Summer Frein

Summer Frein has served as an independent director of the Company since October 2022. Ms. Frein currently serves as the Chief Revenue Officer of Turning Point Brands and previously served as the Chief Marketing Officer through November 2022. Her oversight includes sales, brand management, creative services, e-commerce, business intelligence, marketing services, and consumer insights. Prior to joining Turning Point Brands, Summer held a variety of senior leadership roles - across sales, digital strategy, marketing, and strategy and business development - over the course of 15 years at Cronos Group (January 2020 – March 2022) and Altria Group, Inc. (June 2006 – December 2019). As General Manager of Cronos Group, USA, she was responsible for implementing and defining the strategy and execution across all areas of the business including sales strategy, marketing, and operations. She has also held a number of senior level roles at Altria, where she led the cannabis research and investment strategy within the Strategy and Business Development Group. The Company believes that Ms. Frein’s extensive experience with brand management, marketing, digital strategy and the cannabis industry qualifies her to serve as a member of our Board.

William Anton

William Anton has served as an independent director of the Company since April 2019. Mr. Anton has served as Chairman and CEO of Anton Enterprises, Inc. since 2005 and Managing Partner of Anton Venture Capital Fund LLC since 2004. Prior to Anton Enterprises, he was Chairman of Anton Airfood, Inc. from 1989 to 2005, the airport foodservice company he founded. Mr. Anton is Chairman Emeritus of the Board of Trustees of the Culinary Institute of America. He also serves on the Board of Trustees of Media Research Corporation, the Board of Directors of QSpex Technologies Inc., and is a member of the Board of Governors of the Thalians Foundation for Mental Health at Cedars-Sinai. Mr. Anton formerly served on the Board of Directors of Air Chef Corporation, a leading private aviation catering firm in North America, the Board of Directors for Morton’s Restaurant Group, the Board of the British Restaurant Association, the Board of Trustees of the William F. Harrah College – University of Nevada in Las Vegas, and the National Restaurant Association Education Foundation. The Company believes that Mr. Anton’s extensive experience as a senior executive and director and his lengthy history of value-creation as a founder and entrepreneur qualify him to serve as a member of our Board.

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Brian Shure

Brian Shure has served as a director of the Company since April 2020 and served as Chief Financial Officer from November 2020 to May 2023. Mr. Shure leads Ambrose Capital Partners, an investment management firm, directing public and private investments where he has served as President since 2008. Mr. Shure previously served from July 2016 through November 2019 as Chief Financial Officer of MedData, a revenue cycle management company in the healthcare industry, where he oversaw significant organic and M&A growth. Mr. Shure joined MedData following the company’s acquisition of Cardon Outreach, where he led finance and M&A strategy as Chief Financial Officer from January 2011 through July 2016. The Company believes that Mr. Shure’s extensive experience as a financial executive and his expertise in mergers and acquisitions and corporate finance qualify him to serve as a member of our Board.

Jeffrey Monat

Jeffrey Monat has served as an independent director of the Company since January 2022. Mr. Monat has been an investor in cannabis companies since 2013, funding both cultivation and ancillary businesses. Since 2018, he has been a Senior Partner at Merida Capital Holdings, a private equity firm targeting fundamental growth drivers underpinning the rapid development of the cannabis industry. He also sits on Merida Capital’s Investment Committee. From 2000 to 2002, he was with Goldman Sachs, where he advised clients on M&A transactions, financial valuation, and corporate governance issues. He worked in the Goldman Sachs Principal Strategies Group from 2002 to 2003, analyzing public-market opportunities for the firm’s proprietary investment fund. From 2003 to 2010, he was an investment analyst at Rockbay Capital, where he helped grow the firm to $1 billion in assets under management. From 2010 to 2012, he was with FrontPoint Rockbay, an event-driven hedge fund in New York where he evaluated prospective investments and helped build the firm’s investment analysis infrastructure. Mr. Monat also served as a Senior Analyst at Seven Locks Capital, a long/short equity hedge fund from 2012 to 2016 and was a Senior Analyst at Sage Rock Capital, an event-driven hedge fund based in New York from 2016 to 2018. In addition to his professional accomplishments, Mr. Monat serves as treasurer and trustee of the Friends Grow Friends Foundation, Inc., an after-school program that helps children with special needs improve their social skills. Mr. Monat has a Bachelor of Science in Economics from The Wharton School of the University of Pennsylvania. The Company believes that Mr. Monat's extensive experience as an investor in cannabis companies and his expertise in the areas of finance and mergers and acquisitions qualifies him to serve as a member of our Board.

The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby FOR the election of each of the aforementioned named nominees unless otherwise instructed on a properly executed and validly deposited proxy. Management of the Corporation does not contemplate that any nominees named above will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee in their discretion.

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Replacement or Removal of Directors

To the extent that directors are elected or appointed to fill casual vacancies or vacancies arising from the removal of directors, in both instances whether by shareholders or directors, the directors shall hold office until the remainder of the unexpired portion of the term of the departed director that was replaced.

Advance Notice Provision

Our Articles include an advance notice provision for the nomination for election of directors (the “Advance Notice Provision”). The Advance Notice Provision provides that any shareholder seeking to nominate a candidate for election as a director (a “Nominating Shareholder”) at any annual meeting of the shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, must give timely notice in proper written form.

In order for a nomination made by a Nominating Shareholder to be timely notice (a “Timely Notice”), the Nominating Shareholder’s notice must be received by the corporate secretary of the Company at the principal executive offices or registered office of the Company: (a) in the case of an annual meeting of shareholders (including an annual and special meeting), no later than the 60th day before the date of the meeting; provided, however, if the first public announcement made by the Company of the date of the meeting (each such date being the “Notice Date”) is less than 50 days before the meeting date, notice by the Nominating Shareholder may be given not later than the close of business on the 20th day following the Notice Date; and (b) in the case of a special meeting (which is not also an annual meeting) of shareholders called for any purpose which includes the election of directors to the Board, not later than the close of business on the 15th day following the Notice Date.

To be in proper written form, a Nominating Shareholder’s notice to the corporate secretary must comply with all applicable provisions of the Articles and disclose or include, as applicable:

(a)	as to each person whom the Nominating Shareholder proposes to nominate for election as a director (a “Proposed Nominee”):

(i)	the name, age, business, and residential address of the Proposed Nominee;

(ii)	the principal occupation/business or employment of the Proposed Nominee, both presently and for the past five years;

(iii)

the number of securities of each class of securities of the Company beneficially owned, or controlled or directed, directly or indirectly, by the Proposed Nominee, as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

(iv)

full particulars of any relationships, agreements, arrangements or understandings (including financial, compensation or indemnity related) between the Proposed Nominee and the Nominating Shareholder, or any affiliates or associates of, or any person or entity acting jointly or in concert with, the Proposed Nominee or the Nominating Shareholder;

(v)

any other information that would be required to be disclosed in a dissident proxy circular or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to the BCBCA or applicable securities law; and

(vi)

written consent of each Proposed Nominee to be named as a nominee and certifying that such Proposed Nominee is not disqualified from acting as a director under the provisions of subsection 124(2) of the BCBCA; and

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(b)	as to each Nominating Shareholder giving the notice, and each Beneficial Owner, if any, on whose behalf the nomination is made:

(i)	their name, business, and residential address;

(ii)

the number of securities of the Company or any of its subsidiaries beneficially owned, controlled, or directed (directly or indirectly) by the Nominating Shareholder or any other person with whom the Nominating Shareholder is acting jointly or in concert with respect to the Company or any of its securities, as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

(iii)

their interests in, or rights or obligations associated with, any agreement, arrangement, or understanding, the purpose or effect of which is to alter, directly or indirectly, the person’s economic interest in a security of the Company or the person’s economic exposure to the Company;

(iv)

any relationships, agreements, or arrangements, including financial, compensation, and indemnity related relationships, agreements, or arrangements, between the Nominating Shareholder or any affiliates or associates of, or any person or entity acting jointly or in concert with, the Nominating Shareholder and any Proposed Nominee;

(v)

full particulars of any proxy, contract, relationship arrangement, agreement, or understanding pursuant to which such person, or any of its affiliates or associates, or any person acting jointly or in concert with such person, has any interests, rights, or obligations relating to the voting of any securities of the Company or the nomination of directors to the Board;

(vi)

a representation that the Nominating Shareholder is a holder of record of securities of the Company, or a Beneficial Owner, entitled to vote at such meeting, and intends to appear in person or by proxy at the meeting to propose such nomination;

(vii)

a representation as to whether such person intends to deliver a proxy circular or form of proxy to any shareholder of the Company in connection with such nomination or otherwise solicit proxies or votes from shareholders of the Company in support of such nomination; and

(viii)

any other information relating to such person that would be required to be included in a dissident proxy circular or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the BCBCA or as required by applicable securities law.

The chair of the meeting shall have the power to determine whether a nomination was made in accordance with the notice procedures set forth in the Articles and, if any proposed nomination is not in compliance with such provisions, must declare that such defective nomination will be disregarded.

Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in the Advance Notice Provision.

As of the date of this proxy statement, the Corporation has not received any nominations under the Advance Notice Provision.

Corporate Cease Trade Orders, Bankruptcies, Penalties, or Sanctions

To the Corporation’s knowledge, no proposed director is, as at the date of this proxy statement, or has been, within the ten (10) years prior to the date of this proxy statement, a director, chief executive officer, or chief financial officer of any company (including the Corporation) that: (i) while that person was acting in that capacity was the subject of a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation (an “Order”) for a period of more than thirty (30) consecutive days; or (ii) after that person ceased acting in that capacity, was subject to an Order, which resulted from an event that occurred while that person was acting in the capacity of director, chief executive officer, or chief financial officer.

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To the Corporation’s knowledge, no proposed director is, as at the date of this proxy statement, or has been, within the ten (10) years prior to the date of this proxy statement, a director or executive officer of any company (including the Corporation) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement, or compromise with creditors or had a receiver, receiver-manager, or trustee appointed to hold its assets.

To the Corporation’s knowledge, no proposed director has, during the ten (10) years prior to the date of this proxy statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement, or compromise with creditors, or had a receiver, receiver-manager, or trustee appointed to hold assets of the proposed director.

To the Corporation’s knowledge, no proposed director has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for the proposed director.

Indebtedness of Directors, Executive Officers, and Employees

None of (i) the individuals who are, or at any time since the beginning of the last fiscal year of the Corporation were, a director or executive officer of the Corporation, (ii) the proposed nominees for election as a director of the Corporation, or (iii) any associates of the foregoing persons,  is or at any time since the beginning of the most recently completed fiscal year of the Corporation has been, indebted to the Corporation or any of its subsidiaries or is a person whose indebtedness to another entity is, or at any time since the beginning of the most recently completed fiscal year of the Corporation has been, the subject of a guarantee, support agreement, letter of credit, or other similar arrangement or understanding provided by the Corporation or any of its subsidiaries.

Requirements under the Business Corporations Act (British Columbia)

Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Corporation. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter shall not vote on any directors’ resolution to approve the contract or transaction. A director or executive officer has a disclosable interest under the BCBCA in a material contract or transaction if the director or executive officer:

•	has a material interest in the contract or transaction;
•	is a director or executive officer of a party who has a material interest in the contract or transaction; or
•	has a material interest in a party who has a material interest in the contract or transaction.

Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that the Board is considering will not take part in any Board discussion respecting that contract or transaction. If such directors were to participate in the discussions, they would abstain from voting in accordance with the BCBCA on any matters relating to matters in which they have disclosed a disclosable interest under the BCBCA.

Interests of Certain Persons in Matters to be Acted Upon

Other than the election of directors and the amendment of the Equity Incentive Plan, management of the Corporation is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of any person who has been a director or executive officer of the Corporation at any time since the beginning of the Corporation’s last fiscal year or who is proposed to be a director of the Corporation or of any associate or affiliate of any such persons, in any matter to be acted upon at the Meeting.

Interests of Management of the Corporation and Others in Material Transactions

Other than as described elsewhere in this proxy statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any shareholder that beneficially owns, or controls or directs, directly or indirectly, more than 10% of the voting rights attached to all outstanding voting securities of the Corporation, any director or executive officer of any such shareholder or any associate or affiliate of any of the foregoing persons, in any transaction since the commencement of the Corporation’s most recently completed fiscal year or in any proposed transaction which in either such case has materially affected or would materially affect the Corporation or any of its subsidiaries on a consolidated basis.

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OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES IN PROPOSAL 1.

PROPOSAL 2—APPOINTMENT AND REMUNERATION OF AUDITORS

The members of our Audit Committee and our Board believe the appointment of GreenGrowth CPAs as our independent registered public accounting firm is in the best interests of the Corporation and our shareholders. GreenGrowth CPAs has been the independent registered public accounting firm of the Corporation since April 29, 2019. Representatives of GreenGrowth CPAs are expected to be present at the Meeting, have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Principal Independent Accountant Fees and Services

Aggregate fees billed by GreenGrowth CPAs for the years ended December 31, 2022, and December 31, 2021, are detailed in the table below.

	2022 ($)	2021 ($)
Audit Fees(1)	129,560	120,180
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees Paid	129,560	120,180

Notes:

(1) Fees for audit service on an accrual basis.

Pre-Approval of Non-Audit Services

The Audit Committee will pre-approve the appointment of the independent auditor for any non-audit service to be provided to the Corporation. Before the appointment of the independent auditor for any non-audit service, the Audit Committee will consider the compatibility of the service with the independent auditor’s independence. The Audit Committee may pre-approve the appointment of the independent auditor for any non-audit services by adopting specific policies and procedures, from time to time, for the engagement of the independent auditor for non-audit services. Such policies and procedures will be detailed as to the particular service, and the Audit Committee must be informed of each service, and the procedures may not include delegation of the Audit Committee’s responsibilities to management. In addition, the Audit Committee may delegate to one or more members the authority to pre-approve the appointment of the independent auditor for any non-audit service to the extent permitted by applicable law provided that any pre-approvals granted pursuant to such delegation shall be reported to the Audit Committee at its next scheduled meeting.

Audit Committee Report

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by Lowell Farms Inc. under the Securities Act of 1933, as amended, or the Exchange Act.

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The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. In addition, the Audit Committee reviews the financial reports and other financial information provided by the Corporation to regulatory authorities and its shareholders and reviews the Corporation’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2022 with management and has discussed with GreenGrowth CPAs, the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2022, those matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee discussed with GreenGrowth CPAs its independence and received from GreenGrowth CPAs the written disclosures and the letter required by applicable requirements of the PCAOB. Finally, the Audit Committee discussed with GreenGrowth CPAs, with and without management present, the scope and results of GreenGrowth CPAs’ audit of such financial statements.

Based on these reviews and discussions, the Audit Committee recommended to the Board that such audited financial statements be included in the Corporation’s Annual Report for the year ended December 31, 2022.

Audit Committee of the Board

William Anton (Chair)

Ann Lawrence

Jeffrey Monat

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT AND REMUNERATION OF OUR AUDITORS IN PROPOSAL 2.

PROPOSAL 3—AMENDMENT OF EQUITY INCENTIVE PLAN

The Corporation adopted the Equity Incentive Plan, which was approved by its shareholders at the special meeting of shareholders held on January 26, 2019, and amended on April 10, 2020, and again on February 24, 2021, pursuant to approvals by the Board and the holder of all of the Super Voting Shares. The principal terms of the Equity Incentive Plan are described below under the heading “Executive Compensation – Stock Option Plan and Other Incentive Plans – Equity Incentive Plan”.

Pursuant to the terms of the Equity Incentive Plan, shareholders of the Corporation must approve any amendment to increase the number of Subordinate Voting Shares authorized for issuance under the Equity Incentive Plan. Accordingly, shareholders are being asked to approve an amendment to the Equity Incentive Plan to increase the aggregate number of Subordinate Voting Shares that may be issued under all Awards (as defined below) under the Equity Incentive Plan from 13,205,932 to 23,205,932.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT OF THE EQUITY INCENTIVE PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The tables below sets forth information with respect to the beneficial ownership of our Super Voting Shares and Subordinate Voting Shares as of the Record Date by:

•	each person or entity known by us to own beneficially more than 5% of our outstanding Subordinate Voting Shares;

•	each of our directors and executive officers individually; and

•	all of our executive officers and directors as a group.

The Super Voting Shares carry 1,000 votes per share. The Subordinate Voting Shares carry one vote per share. As of the Record Date, the Subordinate Voting Shares represented approximately 35.8% of the voting power of our outstanding voting securities and approximately 66.9% of the voting power of our voting securities on a fully diluted basis, and the Super Voting Shares represented approximately 64.2% of the voting power of our outstanding voting securities and approximately 33.1% of the voting power of our voting securities on a fully diluted basis. Fully diluted calculations take into account Subordinate Voting Shares issuable upon the conversion of outstanding debentures, the redemption of Class B Common Shares of our subsidiary, Indus Holding Company, and the exercise of outstanding warrants and options and Subordinate Voting Shares subject to unvested restricted stock units.

The Super Voting Shares are held by Robert Weakley. Mr. Weakley served as Chairman and Chief Executive Officer of the Company from the date of the reverse takeover transaction with Indus Holding Company (the “RTO”) until April 2020 and thereafter as a member of our board of directors until October 2020. Mr. Weakley is party to an investment agreement with the Company pursuant to which the Super Voting Shares may be transferred only with the Company’s consent. The Company has agreed to grant its consent to a transfer by Mr. Weakley to certain family members, trusts for their benefit, and entities controlled by Mr. Weakley or such family members, in each case subject to the entry by the transferee into an accession agreement with the Company providing for the same restrictions on transfer. The investment agreement prohibits the Company from consenting to a transfer that would result in the Super Voting Shares being acquired pursuant to a change of control transaction, as defined in the investment agreement. Pursuant to the investment agreement, in the event of a non-permitted transfer by Mr. Weakley, or upon a change of control transaction, the Super Voting Shares shall be redeemed by the Company for their original purchase price of $40,000. The holders of Subordinate Voting Shares will not be entitled to participate in any such permitted transfer or redemption under the terms of the Subordinate Voting Shares or under any coattail or similar agreement.

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To our knowledge, except as discussed above, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of our securities or any of our parents, the operation of which may at a subsequent date result in a change in control of our company. Unless otherwise noted below, the address of each other person listed on the table is c/o Lowell Farms Inc., 440 N Barranca Ave. #1675 Covina, CA 91723.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with the SEC rules, our shares that may be acquired within 60 days of the date of the table below, including but not limited to by reason of any right to acquire such shares (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, (c) pursuant to the power to revoke a trust, discretionary account, or similar arrangement or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement, are deemed beneficially owned by the holders of such equity awards and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person. As of the Record Date, 202,590 Super Voting Shares and 112,761,904 Subordinate Voting Shares were issued and outstanding.

To the knowledge of the directors and officers of the Corporation, except as set out below, no person beneficially owns or exercises control over, directly or indirectly, voting securities carrying 10% or more of the voting rights attached to any class of voting securities of the Corporation as of the Record Date:

Super Voting Shares

	Super Voting Shares Beneficially Owned	Percentage of Super Voting Shares Beneficially Owned (%)
Robert Weakley	202,590	100.00%

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Subordinate Voting Shares

	Subordinate Voting Shares Beneficially Owned	Percentage of Subordinate Voting Shares Beneficially Owned (%)
Directors and Named Executive Officers:
Ann Lawrence (1)	68,750	*
Mark Ainsworth (2)	1,557,265	1.36%
William Anton (3)	3,394,580	2.92%
Brian Shure (4)	32,639,534	22.97%
Jeff Monat (5)	93,750	*
Summer Frein (6)	68,750	*
All executive officers and directors as a group (6 persons)	37,772,629	25.65%

5% or Greater Stockholders:
George Allen (7)	26,728,608	19.23%
Geronimo Capital (8)	14,957,476	11.73%
The Hacienda Company	21,771,897	19.31%
Hannah Buchan (9)	21,771,897	19.31%
Beehouse Entities (10)	39,390,159	33.39%
Gregory Heyman (11)	39,440,159	33.41%
Merida Funds (12)	12,041,637	9.69%
Joseph P. Landy/Wagner Partners (13)	19,248,500	14.58%
Kevin McGrath (14)	10,929,968	8.84%
John F. Nickoll Marital Trust	10,375,242	8.28%
Benjamin Nickoll and Related Parties (15)	18,600,186	13.77%

Notes:

*	Represents beneficial ownership of less than 1%.
(1)	Consists of Subordinate Voting Shares issuable upon the exercise of options held by Ms. Lawrence.
(2)	Consists of 1,019,765 Subordinate Voting Shares issuable upon redemption of Indus Redeemable Shares and 537,500 Subordinate Voting Shares issuable upon the exercise of options held by Mr. Ainsworth.

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(3)

Includes 460,000 Subordinate Voting Shares issuable upon redemption of Indus Redeemable Shares and 103,750 Subordinate Voting Shares issuable upon the exercise of options held by Mr. Anton; and 1,026,095 Subordinate Voting Shares issuable upon the conversion of convertible debentures, 532,917 Subordinate Voting Shares issuable upon redemption of Indus Redeemable Shares and 1,271,818 Subordinate Voting Shares issuable upon the exercise of warrants held by Anton Enterprises, Inc. Mr. Anton is the president and sole stockholder of Anton Enterprises, Inc.

(4)

Includes 600,000 Subordinate Voting Shares issuable upon the exercise of options held by Mr. Shure; 1,882,000 outstanding Subordinate Voting Shares, 10,113,067 Subordinate Voting Shares issuable upon the conversion of convertible debentures and 11,054,067 Subordinate Voting Shares issuable upon the exercise of warrants held by Ambrose Capital Holdings, LP;  824,000 outstanding Subordinate Voting Shares, 2,121,695 Subordinate Voting Shares issuable upon the conversion of convertible debentures and 2,573,695 Subordinate Voting Shares issuable upon the exercise of warrants held by AMTG Holdings, LLLP; 184,800 outstanding Subordinate Voting Shares and 92,400 Subordinate Voting Shares issuable upon the exercise of warrants held by HSK Holdings, LLC; and 300,000 outstanding Subordinate Voting Shares and 2,744,034 Subordinate Voting Shares issuable upon the exercise of warrants held by the Brian K. Shure Charitable Trust Lead Annuity. Mr. Shure is the President of Ambrose Capital Partners, LLC, which is the general partner of Ambrose Capital Holdings, LP, President of AMTG Management, Inc., which is the general partner of AMTG Holdings, LLLP, Managing Member of HSK Holdings, LLC and the sole trustee of the Brian K. Shure Charitable Trust Lead Annuity.

(5)	Consists of Subordinate Voting Shares issuable upon the exercise of options held by Mr. Monat.
(6)	Consists of Subordinate Voting Shares issuable upon the exercise of options held by Ms. Frein.
(7)

Includes 1,965,675 Subordinate Voting Shares issuable upon the conversion of convertible debentures and 1,965,675 Subordinate Voting Shares issuable upon the exercise of warrants held by Geronimo Central Valley Opportunity Fund, LLC; 800,063 Subordinate Voting Shares issuable upon the conversion of convertible debentures and 800,063 Subordinate Voting Shares issuable upon the exercise of warrants held by Geronimo CVOF Manager, LLC; 7,328,738 Subordinate Voting Shares issuable upon the conversion of convertible debentures and 7,428,738 Subordinate Voting Shares issuable upon the exercise of warrants held by Geronimo Capital, LLC; 2,810,203 Subordinate Voting Shares issuable upon the conversion of convertible debentures and 2,810,203 Subordinate Voting Shares issuable upon the exercise of warrants held by the George Allen Revocable Trust; and 133,500 and 218,750 Subordinate Voting Shares issuable upon the exercise of warrants and options, respectively, held by Mr. Allen. Mr. Allen is the sole member of Geronimo Capital, LLC, the sole manager of Geronimo CVOF Manager, LLC and the sole trustee of the George Allen Revocable Trust. Geronimo CVOF Manager, LLC is the sole manager of Geronimo Central Valley Opportunity Fund, LLC.

(8)

Consists of 7,328,738 Subordinate Voting Shares issuable upon the conversion of convertible debentures and 7,328,738 Subordinate Voting Shares issuable upon the exercise of warrants held by Geronimo Capital, LLC.

(9)	Consists of 21,771,897 Subordinate Voting Shares held by The Hacienda Company, LLC (“Hacienda”). Ms. Buchan is the sole manager of Hacienda.
(10)

Consists of 21,771,897 Subordinate Voting Shares held by Hacienda and 12,394,762 outstanding Subordinate Voting Shares and 5,223,500 Subordinate Voting Shares issuable upon the exercise of warrants held by Beehouse Partners, LP (“Beehouse Partners”). Beehouse, LLC is the investment manager of two SPVs that collectively own a majority interest in Hacienda and is also the investment manager of Beehouse Partners. Beehouse Manager, LLC (together with Beehouse, LLC, the “Beehouse Entities”) is the manager of Beehouse, LLC.

(11)

Consists of the Subordinate Voting Shares beneficially owned by the Beehouse Entities and 50,000 Subordinate Voting Shares held by Mr. Heyman. Mr. Heyman is the sole and managing member of Beehouse Manager, LLC.

(12)

Reflects beneficial ownership of Merida Capital Partners QP LP, Merida Capital Partners III LP, Merida Capital Partners III Offshore and Merida Capital Partners III AI LP (the “Merida Funds”). Includes 5,159,437 Subordinate Voting Shares issuable upon the conversion of convertible debentures and 6,382,200 Subordinate Voting Shares issuable upon the exercise of warrants held by the Merida Funds.

(13)	Consists of 9,624,250 Subordinate Voting Shares issuable upon the conversion of a convertible debenture and 9,624,250 Subordinate Voting Shares issuable upon the exercise of warrants.
(14)

Consists of 5,015,984 Subordinate Voting Shares issuable upon the conversion of a convertible debenture and 5,150,984 Subordinate Voting Shares issuable upon the exercise of warrants held by Mr. McGrath.

(15)

Includes 5,037,621 Subordinate Voting Shares issuable upon the conversion of convertible debentures and 5,137,621 Subordinate Voting Shares issuable upon the exercise of warrants held by the John F. Nickoll Marital Trust; 2,645,688 Subordinate Voting Shares issuable upon the conversion of convertible debentures and 2,745,688 Subordinate Voting Shares issuable upon the exercise of warrants held by Kestrel Foundation; 1,116,784 Subordinate Voting Shares issuable upon the conversion of convertible debentures and 1,116,784 Subordinate Voting Shares issuable upon the exercise of warrants held by the Benjamin Nickoll Trust UWO Ann Nickoll; and 100,000 Subordinate Voting Shares issuable upon the exercise of warrants held by the Christine Armstrong. Mr. Nickoll is a trustee of each of the John F. Nickoll Marital Trust, the Kestrel Foundation and the Benjamin Nickoll Trust UWO Ann Nickoll. Christine Armstrong is Mr. Nickoll’s spouse.

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SECURITY-BASED COMPENSATION ARRANGEMENTS

The following table provides information as of December 31, 2022, concerning our compensation plans under which equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders (1)	9,646,500	$0.40	3,579,432
Equity compensation plans not approved by stockholders	-	-	-

Note:

(1) In connection with the RTO, the Company assumed the 2016 stock incentive plan of Indus Holding Company and outstanding option awards thereunder became exercisable for Subordinate Voting Shares. Including 422,000 options that were issued under the legacy 2016 stock incentive plan, the Company had 10,068,500 outstanding awards on December 31, 2022. No further awards will be made pursuant to the 2016 stock incentive plan.

GOVERNANCE

Board of Directors

Our business and affairs are managed, and all corporate powers are exercised, under the direction of our Board. Our Board establishes fundamental corporate policies and oversees our performance and the performance of our Chief Executive Officer and the other officers to whom our Board has delegated authority to manage day-to-day business operations.

The following table provides information with respect to our directors:

Name	Age	Position
Ann Lawrence	49	Director and Chairperson
Mark Ainsworth	48	Chief Executive Officer and Director
Summer Frein	39	Director
William Anton	81	Director
Brian Shure	46	Director
Jeffrey Monat	44	Director

Code of Conduct

The Board has adopted a Code of Ethics and Business Conduct (the “Code of Conduct”) for directors, officers, and employees. The Code of Conduct is available on our website at https://ir.lowellfarms.com/corporate-governance/governance-documents. In addition, the Code of Conduct has been filed on, and is accessible through, Canada’s SEDAR. The Corporation will, upon request at ir@lowellfarms.com, provide a copy of the Code of Conduct free of charge to any shareholder. The information on our website is not deemed to be incorporated in this proxy statement or to be part of this proxy statement.

The Board expects its directors, officers, and employees to act ethically at all times and to acknowledge their adherence to the policies comprising the Code of Conduct. Any material issues regarding compliance with the Code of Conduct are required to be brought forward by management at either the Board or appropriate Board committee meetings or are referred to the executive officers of the Company, as may be appropriate in the circumstances. The Board or appropriate committee or executive officers determine what remedial steps, if any, are required. Any waivers from the Code of Conduct that are granted for the benefit of a director or executive officer may be granted only by the Board (or a committee thereof, as designated by the Board). No material waiver has ever been granted under the Code of Conduct.

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Each director of the Corporation must disclose all actual or potential conflicts of interest and refrain from voting on matters in which such director has a conflict of interest. In addition, the director must excuse themselves from any discussion or decision on any matter in which the director is precluded from voting as a result of a conflict of interest.

Our Articles provide that the quorum necessary for the transaction of the business of the Board is a majority of the number of directors in office or such greater number as the directors may determine from time to time.

The Canadian Securities Administrators has issued corporate governance guidelines pursuant to Canadian National Policy 58-201—Corporate Governance Guidelines (the “Corporate Governance Guidelines”), together with certain related disclosure requirements pursuant to Canadian National Instrument 58-101—Disclosure of Corporate Governance Practices (“NI 58-101”). The Corporate Governance Guidelines are recommended as “best practices” for issuers to follow. We recognize that good corporate governance plays an important role in our overall success and in enhancing shareholder value. Accordingly, we have adopted certain corporate governance policies and practices that reflect our consideration of the recommended Corporate Governance Guidelines.

Role of the Board of Directors

Our Board is responsible for the stewardship of the Corporation and managing and supervising the management of our business and affairs, including providing guidance and strategic oversight to management. Our Board has the authority to exercise all such powers of the Corporation as are not, by the BCBCA or by our Articles, required to be exercised by the shareholders of the Corporation.

Board Leadership

The positions of Chairperson of the Board and Chief Executive Officer are held by different individuals: Ann Lawrence serves as Chairperson and Mark Ainsworth serves as Chief Executive Officer. Our Board has concluded that our current leadership structure is appropriate at this time and takes advantage of these persons’ respective strengths and perspectives. However, our Board will continue to review our leadership structure periodically and may make changes in the future as it deems appropriate.

Risk Oversight

Our Board is responsible for the general oversight of risks that affect us and oversees our enterprise risk management. Our Board receives regular reports on our operations from our Chief Executive Officer and other members of management. Our Board reviews these reports and makes inquiries in their business judgment.

Our Board also fulfills its oversight role through two committees, the Audit Committee and the Compensation and Corporate Governance Committee. Our Board receives periodic reports on each committee’s activities. Our Audit Committee has responsibility for risk oversight in connection with its review of our financial reports filed with the SEC and the applicable Canadian securities commissions or similar regulatory authorities. Additionally, our Audit Committee receives reports from our Chief Financial Officer and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, critical accounting estimates, and management’s exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management’s report and conclusions. Our Compensation and Corporate Governance Committee has responsibility for risk oversight in connection with the Company’s compensation policies and practices and corporate governance policies and practices.

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Director Independence

Our Board of Directors includes Ann Lawrence, Mark Ainsworth, Summer Frein, William Anton, Brian Shure, and Jeff Monat, of which all members except Ann Lawrence, Mark Ainsworth, and Brian Shure are deemed to be independent. Ann Lawrence is not considered independent because of her role as Chief Executive Officer of Cannaco Research Corporation, a customer of the Company. The Company also leases warehouse space from Cannaco Research Corporation. Mark Ainsworth is not considered independent because of his executive positions with the Corporation. Brian Shure is not considered independent because of his prior role as an executive with the Company and his relationship to holders of convertible debentures. Although our securities are not listed on any U.S. national securities exchange, we use the definition of independence applied by the New York Stock Exchange (“NYSE”) to determine which directors are “independent.” We also use the definition of independence under NI 58-101.

None of the directors are presently directors of other reporting issuers.

Orientation and Continuing Education

Each new director is given an outline of the nature of the Corporation’s business, its corporate strategy and current issues within the Corporation. New directors are also required to meet with management of the Corporation to discuss and better understand the Corporation’s business and are given the opportunity to meet with counsel to the Corporation to discuss their legal obligations as director of the Corporation.

In addition, management of the Corporation takes steps to ensure that its directors and officers are continually updated as to the latest corporate and securities policies which may affect the directors, officers and committee members of the Corporation as a whole. The Corporation continually reviews the latest securities rules and stock exchange policies. Any changes or new requirements are then brought to the attention of the Corporation’s directors either by way of director or committee meetings or by direct communications from management to the directors.

Ethical Business Conduct

The Board has found that the fiduciary duties placed on individual directors by the Corporation’s governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of the Board in which the director has an interest have been sufficient to ensure that the Board operates independently of management and in the best interests of the Corporation. Further, the Corporation’s auditor has full and unrestricted access to the Audit Committee at all times to discuss the audit of the Corporation’s financial statements and any related findings as to the integrity of the financial reporting process.

Nomination of Directors

Please refer to “– Board Committees – Compensation and Corporate Governance Committee” for a description of the process undertaken to identify new candidates for board nomination.

Assessments

The Board monitors the adequacy of information given to directors, communication between the Board and management and the strategic direction and processes of the Board and committees.

Certain Relationships and Related Transactions

The following includes a summary of transactions during our fiscal years ended December 31, 2022 and 2021 to which we have been a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this proxy statement. We are not otherwise a party to a current related party transaction and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

Certain officers and directors of the Company purchased an aggregate of 2,900,000 Units pursuant to the PIPE transaction that closed on August 30, 2021 on the same terms as the other participants in the PIPE transaction.  Participation by such insiders of the Company in the PIPE transaction was approved by the disinterested directors of the Company.

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Certain officers and directors purchased $2.3 million of convertible debentures during the third quarter of 2022 that matures on October 13, 2023. The terms of the convertible debentures were the same as other participants in the financing round and were approved by disinterested directors of the Company.

During October 2022, Cannaco Research Corporation, an existing customer, became a related party when Ms. Lawrence, a new member joined the Board of Directors. Total sales recognized for Cannaco Research Corporation for the years ended December 31, 2022 and 2021 were $274 and $117, respectively. For the years ended December 31, 2022 and 2021, cash collected from Cannaco Research Corporation was $223 and $93, respectively. In December, 2022, the Company entered into an agreement with Cannaco Research Corporation to lease approximately 2,000 square feet of warehouse space in Los Angeles to facilitate distribution services in the area. The lease is a 12 month storage agreement for the warehouse space. Total payments to Cannaco Research Corporation for the lease were $10 in the year ended December 31, 2022.

On March 15, 2023, we announced entering into a binding letter of intent with the Company’s existing noteholders for the sale of the Lowell Smokes and 35s brands and associated intellectual property to Lowell Brands LLC (“BrandCo”), a newly formed Delaware limited liability company, and the assignment of the related license agreements and material contracts to BrandCo and in return the noteholders have agreed to forgive all indebtedness owing under the debentures, and cancel the related warrants to acquire an aggregate of approximately 212 million subordinate voting shares of the Company and the Company will issue approximately 100 million shares of the Company's subordinate voting shares to BrandCo representing no more than 49% of the issued and outstanding number of subordinate voting shares. We will retain the exclusive rights to utilize the brand in California for 42 months following the date of sale and will retain license revenue from Illinois, Massachusetts, Colorado and New Mexico for 6 months following the date of sale.

The proposed transaction is a related party transaction resulting from a proposal by George Allen. George Allen served as Chairman of the Board until March 15, 2023. Geronimo Capital, LLC, an entity controlled by George Allen, former Chairman of the Board who is also a “control person” of the Company (as such term is defined in applicable securities laws), is the collateral agent in respect of the 2020 Debentures and is also a “control person” of BrandCo. Brian Shure is also a collateral agent in respect of the 2020 Debentures and a “control person” of BrandCo. As such, the proposed transaction constitutes a “related party transaction” within the meaning of Multilateral Instrument 61-101 – Protection of Minority Shareholders in Special Transactions (“MI 61-101”). In the absence of exemptions, the Company would be required to obtain a formal valuation for, and minority shareholder approval of, the “related party transaction.” For the proposed transaction, the Company intends to rely on the exemption from the formal valuation requirements of MI 61-101 contained in section 5.5(b) of MI 61-101 on the basis that no securities of the Company are listed on a specified market set out in such section, and the Company intends to rely on the exemption from the minority shareholder approval requirements of MI 61-101 contained in Section 5.7(1)(e) of MI 61-101 on the basis of meeting the financial hardship exemption requirements

Board and Committee Meetings; Executive Sessions

At regularly scheduled board and committee meetings, directors review and discuss management reports regarding our performance, prospects, and plans, as well as significant opportunities and immediate issues facing us. At least once a year, our Board also reviews management’s long-term strategic and financial goals. The Chair, in consultation with the committee chairs and other directors, as appropriate, establishes the agenda for meetings of the Board. Committee agendas and schedules are set by or in consultation with the committee chair. During the year ended December 31, 2022, our Board held 11 meetings, and all directors attended at least 75% of all applicable Board and committee meetings during the year that ended December 31, 2022.

Board Attendance at Annual Meeting of Shareholders

The Board’s unwritten policy regarding director attendance at the annual meeting of shareholders is that directors are encouraged to attend. A majority of the Board attended the 2022 annual meeting of shareholders.

Board Committees

Audit Committee

Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is appointed annually by the Board to assist the Board in fulfilling its oversight responsibilities relating to:

•	the quality and integrity of the Corporation’s financial statements;
•	the Corporation’s compliance with legal and regulatory requirements;
•	the qualifications and independence of the independent registered public accounting firm (the “Independent Auditors”);
•	the oversight and performance of the Corporation’s internal audit function and the Independent Auditors; and
•	any other matters delegated to the Committee by the Board.

As further described in the Audit Committee Charter, the Committee’s primary duties and responsibilities relate to:

•	maintenance by management of the reliability and integrity of the accounting policies and financial reporting and financial disclosure practices of the Corporation;
•	establishment and maintenance by management of processes to assure that an adequate system of internal controls is functioning within the Corporation; and
•	retention and termination of the Independent Auditors.

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Our Audit Committee currently consists of William Anton, Ann Lawrence and Jeffrey Monat. William Anton serves as the chair of our Audit Committee and has been identified as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The members of our Audit Committee are “financially literate” within the meaning of the applicable NYSE rules and NI 52-110. William Anton and Jeffrey Monat are “independent” within the meaning of the applicable NYSE rules and NI 52-110. The following chart sets forth the composition of our Audit Committee:

Name of Member	Independent(1)	Financially Literate(2)
William Anton (Chair)	Yes	Yes
Jeff Monat	Yes	Yes
Ann Lawrence (3)	Yes	Yes

Notes:

(1)

A member of the Audit Committee is independent if they have no direct or indirect ‘material relationship’ with the Corporation. A material relationship is a relationship that could, in the view of the Board, reasonably interfere with the exercise of a member’s independent judgment. An executive officer of the Corporation, such as the Chief Executive Officer, is deemed to have a material relationship with the Corporation.

(2)

A member of the Audit Committee is financially literate if they have the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Corporation’s financial statements.

The education and experience of each member of the Audit Committee that is relevant to the performance of their responsibilities as a member of the Audit Committee is described above under the heading “Proposal 1—Election of Directors.”

Our Board has adopted a written charter for the Audit Committee, which sets out the Audit Committee’s responsibilities, consistent with the Canadian National Instrument 52-110 – Audit Committees (“NI 52-110”) a current copy of which is available on our website at https://ir.lowellfarms.com/corporate-governance/governance-documents. The Audit Committee has access to all books, records, facilities, and personnel and may request any information about us as it may deem appropriate. It has the authority to retain and compensate special legal, accounting, financial, and other consultants or advisors to advise the Audit Committee.

Both our independent auditors and internal financial personnel regularly meet privately with the Audit Committee and have unrestricted access to this committee. At no time since the commencement of the Corporation’s most recently completed fiscal year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board. Our Audit Committee held four (4) meetings during the year ended December 31, 2022.

The Corporation is a “venture issuer” as defined in NI 52-110 and as such is exempt from the requirements of Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

Compensation and Corporate Governance Committee

The Compensation and Corporate Governance Committee consists of William Anton and Jeffrey Monat. William Anton serves as the Chair of our Compensation and Corporate Governance Committee. The Board has determined that William Anton and Jeffrey Monat are independent as defined by NYSE rules and applicable Canadian securities laws.

The Compensation and Corporate Governance Committee is responsible for assisting the Board in fulfilling its oversight responsibilities in relation to:

•	the Company’s overall approach to corporate governance;
•	subject to the requirements of the Voting Agreement, the size, composition, and structure of the Board and its committees;

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•	executive and director compensation;
•	executive compensation disclosure;
•	management development and succession;
•	orientation and continuing education for directors;
•	subject to the requirements of the Voting Agreement, identifying and recommending new director nominees;
•	promotion of a culture of integrity throughout the Company;
•	related party transactions and other matters involving conflicts of interest; and
•	any additional matters delegated to the Compensation and Corporate Governance Committee by the Board.

Subject to the requirements of the Voting Agreement, the Compensation and Corporate Governance Committee formulate and administer criteria for identifying, evaluating and recommending director candidates to stand for election at a meeting of shareholders or to fill a vacancy existing on the Board, which will reflect, among other things:

•	competencies, skills, and personal qualities that the Board considers to be necessary for the Board, as a whole, to possess;
•	competencies, skills, and personal qualities that the Board considers each existing director to possess;
•	competencies, skills, and personal qualities that each new director would bring to the Board; and
•	responsibilities that would materially interfere with or be incompatible with Board membership.

The Compensation and Corporate Governance Committee will consider all qualified director candidates identified by various sources, including members of the board of directors, management and shareholders. Candidates for directors recommended by shareholders will be given the same consideration as those identified from other sources. Any shareholder who wishes to recommend a candidate for consideration by the Compensation and Corporate Governance Committee as a nominee for director should follow the procedures described in “Advance Notice Provision” under “Proposal 1—Election of Directors” in this proxy statement.

Subject to the requirements of the Voting Agreement, the Compensation and Corporate Governance Committee will recommend to the Board a list of candidates for nomination for election to the Board at the Company’s annual meeting of shareholders. In addition, as the need arises, it will identify and recommend to the Board new candidates for Board membership. Should the Compensation and Corporate Governance Committee recommend a Lead Director be appointed to the Board, or should a vacancy occur in the role of Lead Director, the Compensation and Corporate Governance Committee will recommend to the Board an Independent Director to fill such role. In making its recommendations to the Board, the Compensation and Corporate Governance Committee will provide an assessment of whether each candidate is or would be: (i) an independent director; and (ii) “financially literate” as defined in NI 52-110.

The Board has adopted a written charter setting forth the purpose, composition, authority, and responsibility of our Compensation and Corporate Governance Committee consistent with the guidance of the Canadian Securities Administrators, a current copy of which is available on our website at https://ir.lowellfarms.com/corporate-governance/board-committees.

Our Compensation and Corporate Governance Committee held no separate committee meetings during the year ended December 31, 2022, with its business being conducted with the entire Board.

Other Board Committees

The Board has no committees other than the Audit Committee and the Compensation and Corporate Governance Committee.

Communications with the Board of Directors

Shareholders and other interested parties may contact any member (or all members) of our Board (including, without limitation, the non-management directors as a group), any committee of our Board, or the chair of any such committee. Written correspondence may be sent to our Board, any committee, or any individual director, c/o Corporate Secretary, Lowell Farms Inc., 440 N Barranca Ave. #1675 Covina, CA 91723.

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EXECUTIVE OFFICERS

The following table provides information concerning our executive officers:

Name	Age	Position
Mark Ainsworth	48	Chief Executive Officer and Director
Tessa O’Dowd (1)	46	Interim Chief Financial Officer

Note:

(1) Effective as of May 11, 2023

Biographical Information

The biography of Mark Ainsworth is under “Proposal 1—Election of Directors.”

Tessa O’Dowd

Tessa O’Dowd joined the Company in July 2022 and has been Interim Chief Financial Officer since May 11, 2023. A veteran of the finance and cannabis industries, Ms. O’Dowd is responsible for the strategic and executional leadership of Lowell Farms’ financial functions, focusing on process improvement and planning for significant future growth.

Ms. O’Dowd brings a diverse background to Lowell Farms, having gained industry expertise in the consumer goods sector, ranging from cannabis to food and beverage, throughout her 20-year career in finance and management. She previously served (from September 2018 to June 2022) as chief financial officer for Plus Products, a California-based cannabis edibles company; and she also held controller roles for Bare Snacks (from January 2015 to October 2018) and Cameron Hughes Wine.

Ms. O’Dowd earned her bachelor’s degree in business administration at California Polytechnic State University, and she holds a master’s degree in business and accounting from Keller School of Management.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s directors, executive officers and persons who beneficially own 10% or more of the Company’s common stock file with the SEC initial reports of ownership and reports of changes in ownership of our stock and our other equity securities. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, during the year ended December 31, 2022, all such filing requirements applicable to the Company’s directors, executive officers and greater than 10% beneficial owners were complied with except (i) Messrs, Monat, Anton, and Allen, who each filed two late reports for one transaction each, (ii) Messrs. Ainsworth and Gates, Mses. Lawrence and Montenegro, Geronimo CVOF Manager, LLC, Beehouse Manager, LLC and Beehouse Partners, LP, who each filed one late report for one transaction each, and (iii) Ms. Lawrence, who filed a late Form 3.

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EXECUTIVE COMPENSATION

Compensation of Named Executive Officers

The Corporation’s compensation practices are intended to retain, motivate and reward its executive officers for their performance and contribution to the Corporation’s success. Executive officers may be compensated through some combination of cash and equity or equity-linked incentives, both short and long-term in nature. To date, compensation of executive officers, including the NEOs, has been determined by way of negotiation with such officers.

The Compensation and Corporate Governance Committee, comprised of independent directors, is charged with oversight of compensation practices. The Compensation and Corporate Governance Committee is responsible for developing a compensation philosophy that rewards the achievement of corporate and individual performance objectives, and aligns executive officers’ incentives with shareholder value creation. The Compensation and Corporate Governance Committee will select components of compensation packages and the amounts of such components, as well as corporate and individual goals and objectives to be used in determining the level of certain of these components. The Compensation and Corporate Governance Committee may determine to use different compensation components and approach compensation in a manner that is different than that used by the Corporation to date.

We are an “emerging growth company,” as that term is used in the JOBS Act, and have elected to comply with the reduced compensation disclosure requirements available to emerging growth companies under the JOBS Act.

Summary Compensation Table

The following table provides the compensation paid to our principal executive officer and other executive officers whose total compensation exceeded $100,000 for the years ended December 31, 2022, and December 31, 2021.

Name	Year	Salary	Bonus	Stock Awards	Option Awards	Nonequity incentive plan compensation	Nonqualified deferred compensation earnings	Total
Mark Ainsworth	2022	$223,845	$-	$-	$24,418	$-	$-	$248,263
Chief Executive Officer	2021	$250,000	$-	$110,401	$-	$-	$-	$360,401

Brian Shure	2022	$55,095	$-	$-	$32,509	$-	$-	$87,604
Former Chief Financial Officer (2)	2021	$250,000	$-	$82,801	$-	$-	$-	$332,801

Jenny Montenegro (1)	2022	$233,057	$15,512	$93,841	$25,032	$-	$-	$367,442
Former Chief Operating Officer	2021	$225,000	$-	$93,841	$-	$-	$-	$318,841

Notes:

(1) Departed the Company as of November 15, 2022.

(2) Resigned as Chief Financial Officer in May 11, 2023

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Executive Employment Agreements

Mark Ainsworth - The Company is a party to an employment agreement with Mark Ainsworth dated as of July 1, 2020. Mr. Ainsworth is entitled to an annual base salary of $250,000. He is also eligible to receive annual bonuses in such amounts and subject to such performance metrics or other criteria determined by the Board or its Compensation and Corporate Governance Committee from time to time, including performance-based bonuses or programs as determined at the discretion of the Board. Mr. Ainsworth is also eligible to receive discretionary grants of options. In 2022, Mr. Ainsworth was granted options to purchase 425,000 Subordinate Voting Shares of the Company, of which 125,000 vest quarterly in four equal installments and the remainder  vest annually in four equal installments. In the event of Mr. Ainsworth’s termination without cause, for a period of nine months from the date of such termination, he is entitled to receive continued payment of his base salary and continuation of health insurance benefits. In addition, in the event that, within six months following a “change of control” of the Company, Mr. Ainsworth’s title or responsibilities are materially diminished or Mr. Ainsworth is terminated without cause, he is entitled, upon notice to the Company given not later than thirty (30) days following such material diminishment or termination, to the acceleration of vesting of half of the remaining unvested portion of any stock options or restricted stock awards previously granted to him and any unvested portion shall continue to vest ratably, or be forfeited, in accordance with the terms of such grants.

Brian Shure - The Company is a party to an employment agreement with Brian Shure dated as of November 10, 2020. Mr. Shure was entitled to an annual base salary of $250,000 and signed a revised agreement with an updated base salary of $60,000 for 2022. He is also eligible to receive annual bonuses in such amounts and subject to such performance metrics or other criteria determined by the Board or its Compensation and Corporate Governance Committee from time to time, including performance-based bonuses or programs as determined at the discretion of the Board. In 2022, Mr. Shure was granted options to purchase 725,000 Subordinate Voting Shares of the Company, of which 450,000 vest quarterly in four equal installments and the remainder vest annually in four equal installments. In the event of Mr. Shure’s termination without cause, for a period of six months from the date of such termination, he is entitled to receive continued payment of his base salary and continuation of health insurance benefits. In addition, in the event that, within twelve months following a “change of control” of the Company, Mr. Shure’s title or responsibilities are materially diminished or Mr. Shure is terminated without cause, he is entitled, upon notice to the Company given not later than thirty (30) days following such material diminishment or termination, to the acceleration of vesting of the remaining unvested portion of the options granted.

Jenny Montenegro - The Company was a party to an employment agreement with Jenny Montenegro dated as of August 16, 2021. Ms. Montenegro was entitled to an annual base salary of $250,000. She was also eligible to receive annual bonuses in such amounts and subject to such performance metrics or other criteria determined by the Board or its Compensation and Corporate Governance Committee from time to time, including performance-based bonuses or programs as determined at the discretion of the Board. The employment agreement became effective August 16, 2021, upon completion of executive relocation, towards which Ms. Montenegro received $25,000 to defray expenses associated with the relocation. In 2022, Ms. Montenegro was granted options to purchase 200,000 Subordinate Voting Shares of the Company which vest annually in four equal installments. Ms. Montenegro departed the Company in November, 2022. Per the terms of her agreement, for a period of three months from the date of termination, she was entitled to receive continued payment of her base salary and continuation of health insurance benefits. In addition, in the event that, within twelve months following a “change of control” of the Company, Ms. Montenegro’s title or responsibilities were materially diminished or Ms. Montenegro was terminated without cause, she is entitled, upon notice to the Company given not later than thirty (30) days following such material diminishment or termination, to the acceleration of vesting of one half of the remaining unvested portion of the options granted and for a period of six months from the date of such termination, she was entitled to receive continued payment of her base salary and continuation of health insurance benefits.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding equity-based awards held by our named executive officers as of December 31, 2022.

	Option Awards				Stock Awards
	Number of	Number of			Number of	Market Value
	Securities	Securities			Shares or	of Shares or
	Underlying	Underlying			Units of	Units of
	Unexercised	Unexercised	Option	Option	Stock That	Stock That
	Option (#)	Option (#)	Exercise	Expiration	Have Not	Have Not
Officer	Exercisable	Unexercisable	Price ($)	Date	Vested (#)	Vested ($)
Mark Ainsworth	25,000	25,000	$0.85	1/2/2026	33,334	$36,800
	343,750	156,250	$0.346	4/15/2026
	75,000	125,000	0.308	1/13/2028
	-	225,000	0.082	12/22/2028

Brian Shure	175,000	125,000	$1.35	11/9/2026	25,000	$27,600
	375,000	125,000	0.308	1/13/2028
	-	225,000	0.082	12/22/2028

Jenny Montenegro	20,000	-	$0.68	12/10/2025	-	$-
	7,500	-	$0.85	1/2/2026
	187,500	-	$0.346	4/15/2026

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Stock Option Plan and Other Incentive Plans

Equity Incentive Plan

The Corporation has adopted the Equity Incentive Plan, which was approved by its shareholders at the special meeting of shareholders held on January 26, 2019, and amended on April 10, 2020, and again on February 24, 2021, pursuant to approvals by the Board and the holder of all of the Super Voting Shares. The principal terms of the Equity Incentive Plan are described below.

Purpose

The purpose of the Equity Incentive Plan is to promote the interests of the Corporation and its Shareholders by aiding the Corporation in attracting and retaining employees, officers, consultants, advisors and nonemployee directors capable of assuring the future success of the Corporation, to offer such persons incentives to put forth maximum efforts for the success of the Corporation’s business and to compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership in the Corporation, thereby aligning the interests of such persons with the Shareholders.

The Equity Incentive Plan permits the grant of (i) nonqualified stock options (“NQSOs”) and incentive stock options (“ISOs”) (collectively, “Options”), (ii) restricted stock awards, (iii) restricted stock units (“RSUs”), (iv) stock appreciation rights (“SARs”), (v) performance compensation awards (“Performance Awards”), (vi) payments (in cash, Subordinate Voting Shares, other securities, other awards or other property) equivalent to the amount of cash dividends paid by the Corporation to holders of Subordinate Voting Shares with respect to a number of Shares determined by the Compensation and Corporate Governance Committee (“Dividend Equivalents”), and (vii) other share-based awards, which are referred to herein collectively as “Awards,” as more fully described below.

The Compensation and Corporate Governance Committee may delegate to one or more officers or directors of the Corporation the authority to grant Awards, subject to such terms, conditions and limitations as the Compensation and Corporate Governance Committee may establish in its sole discretion and provided that such delegation of authority would not cause the Equity Incentive Plan to be noncompliant with applicable exchange rules or applicable corporate law.

Eligibility

Any of the Corporation’s employees, officers, directors, consultants, independent contractors or advisors providing services to the Corporation or any of its affiliates, or any such person to whom an offer of employment or engagement with the Corporation or any of its affiliates is extended, are eligible to participate in the Equity Incentive Plan (the “Participants”). The basis of participation of an individual under the Equity Incentive Plan, and the type and amount of any Award that an individual will be entitled to receive under the Equity Incentive Plan, will be determined by the Compensation and Corporate Governance Committee based on its judgment as to the best interests of the Corporation, and therefore cannot be determined in advance. Notwithstanding the foregoing, an ISO may only be granted to full-time or part-time employees, and an ISO shall not be granted to an employee of an affiliate of the Corporation unless such affiliate is also a “subsidiary corporation” of the Corporation within the meaning of Section 424(f) the United States Internal Revenue Code of 1986, as amended (the “Code”).

The maximum number of Subordinate Voting Shares that may be issued under all Awards under the Equity Incentive Plan is 13,205,932 Subordinate Voting Shares (and will be increased to 23,205,932 Subordinate Voting Shares if Proposal 3 is approved at the Meeting). The maximum number of Subordinate Voting Shares that may be issued pursuant to ISOs is 6,000,000 Subordinate Voting Shares. Any shares subject to an Award under the Equity Incentive Plan that are forfeited, cancelled, expire unexercised, are reacquired by the Corporation, are settled in cash, or are used or withheld to satisfy tax withholding obligations of a Participant shall again be available for Awards under the Equity Incentive Plan.

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In the event of any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Subordinate Voting Shares, other securities or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Subordinate Voting Shares or other securities of the Corporation, issuance of warrants or other rights to acquire Subordinate Voting Shares or other securities of the Corporation, or other similar corporate transaction or event, which affects the Subordinate Voting Shares, the Compensation and Corporate Governance Committee may make such adjustment, which is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Equity Incentive Plan, to any or all of (i) the number and type of shares (or other securities or other property) which may thereafter be made the subject of Awards, (ii) the number and type of shares (or other securities or other property) subject to outstanding Awards, and (iii) the purchase price or exercise price relating to any Award.

If and so long as the Corporation is listed on the CSE (as is currently the case), the aggregate number of Subordinate Voting Shares issued or issuable to persons providing investor relations activities (as defined in CSE policies) as compensation within a one-year period, shall not exceed 1% of the total number of Subordinate Voting Shares then outstanding.

Awards

Options

The Compensation and Corporate Governance Committee is authorized to grant Options to purchase Subordinate Voting Shares that are either ISOs, meaning they are intended to satisfy the requirements of Section 422 of the Code, or NQSOs, meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Equity Incentive Plan will be subject to the terms and conditions established by the Compensation and Corporate Governance Committee.

Under the terms of the Equity Incentive Plan, unless the Compensation and Corporate Governance Committee determines otherwise in the case of an Option substituted for another Option in connection with a corporate transaction, the exercise price of the Options will not be less than the fair market value (as determined under the Equity Incentive Plan) of the shares at the time of grant. In the event that the Subordinate Voting Shares are listed on the CSE (as is currently the case), the fair market value shall not be lower than the greater of the closing price of the Subordinate Voting Shares on the CSE on (i) the trading day prior to the date of grant of the Options, and (ii) the date of grant of the Options.

Options granted under the Equity Incentive Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation and Corporate Governance Committee and specified in the applicable award agreement. The maximum term of an option granted under the Equity Incentive Plan will be ten years from the date of grant. Payment in respect of the exercise of an Option may be made, among other forms, in cash or by check, in Subordinate Voting Shares (actually or by attestation), in other securities, other Awards or other property, or in any combination thereof, having a fair market value on the exercise date equal to the applicable exercise price. or by such other method as the Compensation and Corporate Governance Committee may determine to be appropriate. The Compensation and Corporate Governance Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Subordinate Voting Shares having an aggregate fair market value (determined as of the date of exercise) equal to the excess, if positive, of the fair market value of the Subordinate Voting Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Subordinate Voting Shares.

Restricted Stock

A restricted stock award is a grant of Subordinate Voting Shares, which are subject to such restrictions as the Compensation and Corporate Governance Committee may impose (including, without limitation, any limitation on the right to vote a Subordinate Voting Share underlying the restricted stock award or the right to receive any dividend or right or property with respect thereto), which restrictions may lapse or in combination at such time or times, in such installments or otherwise as the Compensation and Corporate Governance Committee may deem appropriate. The Compensation and Corporate Governance Committee will determine the price, if any, to be paid by the Participant for each Subordinate Voting Share subject to a restricted stock award. Except as otherwise determined by the Compensation and Corporate Governance Committee or as provided in an award agreement, upon a Participant’s termination of employment or service or resignation or removal as a director (in either case, as determined under criteria established by the Compensation and Corporate Governance Committee) during the applicable restriction period, all Subordinate Voting Shares underlying the restricted stock award held by such Participant at such time shall be forfeited and reacquired by the Corporation for cancellation at no cost to the Corporation; provided however, that the Compensation and Corporate Governance Committee may waive in whole or in part any or all remaining restrictions with respect to Subordinate Voting Shares underlying the restricted stock award.

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RSUs

An RSU is a unit evidencing the right to receive a Subordinate Voting Share (or a cash payment equal to the fair market value of a Subordinate Voting Share) at some future date, provided that in the case of Participants who are liable to taxation under the Income Tax Act (Canada) in respect of amounts payable under the Equity Incentive Plan, that such date shall not be later than December 31 of the third calendar year following the year the services were performed in respect of the corresponding RSU awarded. Unless otherwise provided for in an award agreement, no Subordinate Voting Shares shall be issued at the time RSUs are granted. Except as otherwise determined by the Compensation and Corporate Governance Committee or as provided in an award agreement, upon a Participant’s termination of employment or service or resignation or removal as a director (in either case, as determined under criteria established by the Compensation and Corporate Governance Committee) during the applicable restriction period, all Subordinate Voting Shares underlying the RSUs held by such Participant at such time shall be forfeited and reacquired by the Corporation for cancellation at no cost to the Corporation; provided however, that the Compensation and Corporate Governance Committee may waive in whole or in part any or all remaining restrictions with respect to Subordinate Voting Shares underlying the RSUs.

Stock Appreciation Rights

An SAR entitles the recipient to receive, upon exercise of the SAR, the excess of (i) the fair market value of one Subordinate Voting Share on the date of exercise over (ii) the grant price of the SAR as specified by the Compensation and Corporate Governance Committee, which price shall not be less than 100% of the fair market value of one Subordinate Voting Share on the date of grant of the SAR, unless the SAR is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Corporation or an affiliate (subject to applicable law and securities exchange rules). Subject to the terms of the Equity Incentive Plan and any applicable award agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any SAR shall be as determined by the Compensation and Corporate Governance Committee, provided that no SAR may be exercised more than ten years from the grant date.

Performance Awards

Participants may be granted Performance Awards that may be denominated or payable in cash, Subordinate Voting Shares (including, without limitation, restricted stock and RSUs), other securities, other Awards or other property. Performance Awards granted under the Equity Incentive Plan confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective performance goals during such performance periods as the Compensation and Corporate Governance Committee shall establish. Subject to the terms of the Equity Incentive Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award will be determined by the Compensation and Corporate Governance Committee.

Dividend Equivalents

The Compensation and Corporate Governance Committee may also grant Dividend Equivalents under which the Participant will be entitled to receive payments (in cash, Subordinate Voting Shares, other securities, other awards or other property) equivalent to the amount of cash dividends paid by the Corporation to holders of Subordinate Voting Shares with respect to a number of Shares determined by the Compensation and Corporate Governance Committee. Subject to the terms of the Equity Incentive Plan and any applicable award agreement, Dividend Equivalents may have such terms and conditions as the Compensation and Corporate Governance Committee determines, provided that (i) the Compensation and Corporate Governance Committee may not grant Dividend Equivalents to Participants in connection with grants of Options, SARs or other Awards the value of which is based solely on an increase in the value of the Subordinate Voting Shares after the date of grant of such Award, and (ii) dividend and Dividend Equivalent amounts may be accrued but shall not be paid unless and until the date on which all conditions or restrictions relating to such Award have been satisfied, waived or lapsed.

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Other

The Compensation and Corporate Governance Committee may also grant other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Subordinate Voting Shares (including, without limitation, securities convertible into Subordinate Voting Shares), as are deemed by the Compensation and Corporate Governance Committee to be consistent with the purpose of the Equity Incentive Plan.

General

Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Compensation and Corporate Governance Committee or required by applicable law.

The Compensation and Corporate Governance Committee may impose restrictions on the grant, exercise or payment of an Award as it determines appropriate. Generally, Awards granted under the Equity Incentive Plan shall be non-transferable except by will or by the laws of descent and distribution. No Participant shall have any rights as a shareholder with respect to Subordinate Voting Shares covered by Options, SARs, restricted stock awards, or RSUs, unless and until such Awards are settled in Subordinate Voting Shares.

No Option (or, if applicable, SARs) shall be exercisable, no Subordinate Voting Shares shall be issued, no certificates for Subordinate Voting Shares shall be delivered and no payment shall be made under the Equity Incentive Plan except in compliance with all applicable laws.

The Board may amend, alter, suspend, discontinue or terminate the Equity Incentive Plan and the Compensation and Corporate Governance Committee may amend any outstanding Award at any time; provided that (i) such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Shareholders if such approval is necessary to comply with any tax or regulatory requirement applicable to the Equity Incentive Plan (including, without limitation, as necessary to comply with any rules or requirements of an applicable securities exchange), and (ii) no such amendment or termination may adversely affect Awards then outstanding without the Award holder’s permission.

No award agreement may accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change in control event, unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change in control event.

In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Subordinate Voting Shares or other securities of the Corporation or any other similar corporate transaction or event involving the Corporation (or the Corporation shall enter into a written agreement to undergo such a transaction or event), the Compensation and Corporate Governance Committee or the Board may, in its sole discretion, provide for any (or a combination) of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs):

•

termination of the Award, whether or not vested, in exchange for cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights,

•	replacement of the Award with other rights or property selected by the Compensation and Corporate Governance Committee or the Board, in its sole discretion,
•

assumption of the Award by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices,

•

that the Award shall be exercisable or payable or fully vested with respect to all Subordinate Voting Shares covered thereby, notwithstanding anything to the contrary in the applicable award agreement, or

•	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

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To the full extent permitted by law, the members of the Board, the Compensation and Corporate Governance Committee and each person to whom the Compensation and Corporate Governance Committee delegates authority under the Equity Incentive Plan will not be liable for any action taken or determination made in good faith with respect to the Equity Incentive Plan or any Award made under the Equity Incentive Plan, and will be entitled to indemnification by the Corporation, in addition to such other rights of indemnification they may have by virtue of their position with the Corporation, with regard to such actions and determinations.

Tax Withholding

The Corporation may take such action as it deems appropriate to ensure that all applicable federal, state, local and/or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.

Legacy Incentive Plan

Pursuant to and upon completion of the RTO, the Corporation assumed the obligations under the Options outstanding at such time issued by Indus Holding under its 2016 Stock Incentive Plan (the “Legacy Incentive Plan”) and the obligations under the Legacy Incentive Plan solely with respect to such assumed Options (no further grants were made under the Legacy Incentive Plan following completion of the RTO). The principal terms of the Legacy Incentive Plan, as they relate to the Options issued thereunder, are described below.

Purpose

The purpose of the Legacy Incentive Plan is to attract, retain, reward and motivate eligible individuals by providing them with an opportunity to acquire or increase a proprietary interest in the Corporation and to incentivize them to expend maximum effort for the growth and success of the Corporation, so as to strengthen the mutuality of the interests between the eligible individuals and the shareholders of Indus.

Eligibility

If the outstanding Subordinate Voting Shares are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities by reason of any recapitalization, reclassification, reorganization, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in shares of Indus or other increase or decrease in such shares effected without receipt of consideration by Indus, an appropriate and proportionate adjustment shall be made by the Compensation and Corporate Governance Committee to: (i) the aggregate number and kind of shares available under the Legacy Incentive Plan, (ii) the calculation of the reduction of Subordinate Voting Shares available under the Legacy Incentive Plan, (iii) the number and kind of shares issuable pursuant to outstanding awards granted under the Legacy Incentive Plan and/or (iv) the exercise price of outstanding Options granted under the Legacy Incentive Plan. No fractional Subordinate Voting Shares or units or other securities shall be issued pursuant to any such adjustment under the Legacy Incentive Plan, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit. Any adjustments made under the Legacy Incentive Plan with respect to any incentive stock options must be made in accordance with Section 424 of the Code.

Options

Each Option granted under the Legacy Incentive Plan may be designated by the Compensation and Corporate Governance Committee, in its sole discretion, as either (i) an ISO, or (ii) an NQSO. Options designated as ISOs that fail to continue to meet the requirements of Section 422 of the Code shall be re-designated as NQSOs automatically on the date of such failure to continue to meet such requirements without further action by the Compensation and Corporate Governance Committee. In the absence of any designation, Options granted under the Legacy Incentive Plan will be deemed to be NQSOs.

Subject to the limitations set forth in the Legacy Incentive Plan relating to ISOs, Options granted under the Legacy Incentive Plan and all rights to purchase Subordinate Voting Shares thereunder shall terminate no later than the tenth anniversary of the grant date of such Options, or on such earlier date as may be stated in the award agreement relating to such Option. In the case of Options expiring prior to the tenth anniversary of the grant date, the Compensation and Corporate Governance Committee may in its discretion, at any time prior to the expiration or termination of said Options, extend the term of any such Options for such additional period as it may determine, but in no event beyond the tenth anniversary of the grant date thereof.

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No Options may be exercised prior to the satisfaction of the conditions and vesting schedule provided for in the Legacy Incentive Plan and in the award agreement relating thereto. Unless otherwise provided in the award agreement, 25% of the Options shall vest on each anniversary of the grant date, and there shall be no proportionate or partial vesting in the periods between the vesting dates and all vesting shall occur only on the aforementioned vesting dates.

Payment of the exercise price for the Subordinate Voting Shares purchased pursuant to the exercise of an Option shall be made by (i) cash, certified or cashier’s check, bank draft or money order or (ii) any other method which the Compensation and Corporate Governance Committee, in its sole and absolute discretion and to the extent permitted by applicable law, may permit.

Unless otherwise provided in an award agreement, upon the termination of the employment or other service of a participant with the Corporation for any reason, all of the participant’s outstanding Options (whether vested or unvested) shall be subject to the rules of the Legacy Incentive Plan. Upon such termination, the participant’s unvested Options shall expire. Notwithstanding anything in the Legacy Incentive Plan to the contrary, the Compensation and Corporate Governance Committee may provide, in its sole and absolute discretion, that following the termination of employment or other service of a participant with the Corporation for any reason (i) any unvested Options held by the participant shall vest in whole or in part, at any time subsequent to such termination of employment or other service, and/or (ii) a participant or the participant’s estate, devisee or heir at law (whichever is applicable), may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or other service and prior to the termination of the Option pursuant to its terms that are unrelated to termination of service. Unless otherwise determined by the Compensation and Corporate Governance Committee, temporary absence from employment or other service because of illness, vacation, approved leaves of absence or military service shall not constitute a termination of employment or other service.

If a participant’s termination of employment or other service is for any reason other than death, disability, cause or a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Corporation for cause, any Option held by such participant may be exercised, to the extent exercisable at termination, by the participant at any time within a period not to exceed ninety (90) days from the date of such termination, but in no event after the termination of the Option pursuant to its terms that are unrelated to termination of service. If a participant dies while in the employment or other service of the Corporation, any Option held by such participant may be exercised, to the extent exercisable at termination, by the participant’s estate or the devisee named in the participant’s valid last will and testament or the participant’s heir at law who inherits the Option, at any time within a period not to exceed one hundred eighty (180) days after the date of such participant’s death, but in no event after the termination of the Option pursuant to its terms that are unrelated to termination of service. In the event the termination is for cause or is a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Corporation for cause (without regard to any notice or cure period requirement), any Option held by the participant at the time of such termination shall be deemed to have terminated and expired upon the date of such termination.

Change in Control

Upon the occurrence of a change in control of the Corporation, the Compensation and Corporate Governance Committee may in its sole and absolute discretion, provide on a case by case basis that (i) that all unvested awards, and all vested awards that are required to be exercised to realize the full benefit thereof that have not been exercised, shall terminate, provided that participants shall have the right, immediately prior to the occurrence of such change in control and during such reasonable period as the Compensation and Corporate Governance Committee in its sole discretion shall determine and designate, to exercise any such vested award, (ii) that all unvested awards, and all vested awards that are required to be exercised to realize the full benefit thereof that have not been exercised, shall terminate, provided that participants shall be entitled to a cash payment equal to the change in control price with respect to shares subject to the vested portion of the award net of the exercise price thereof, if applicable, (iii) provide that, in connection with a liquidation or dissolution of Indus, awards that are required to be exercised to realize the full benefit thereof that have not been exercised, to the extent vested, shall convert into the right to receive liquidation proceeds net of the exercise price (if applicable), (iv) accelerate the vesting of awards and (v) any combination of the foregoing. In the event that the Compensation and Corporate Governance Committee does not terminate or convert an unvested award, or a vested award that is required to be exercised to realize the full benefit thereof that has not been exercised, upon a change in control of Indus, then the award shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring, or succeeding corporation (or an affiliate thereof).

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Right of Repurchase

Unless otherwise provided in an award agreement, Indus shall have the right to repurchase the Subordinate Voting Shares issued with respect to any participant, following such participant’s termination of employment and service with the Corporation for any reason. The price for repurchasing the Subordinate Voting Shares shall be equal to the fair market value of the Subordinate Voting Shares, as determined on the day of such termination. Should Indus fail to exercise such repurchase right within one hundred and eighty (180) days following the later of (i) the date of such participant’s termination of employment or service; or (ii) the date Subordinate Voting Shares are issued to the participant, Indus shall be deemed to have waived such right.

General

All awards granted pursuant to the Legacy Incentive Plan are to be evidenced by an award agreement. The terms of each award agreement need not be identical for eligible individuals provided that each award agreement shall comply with the terms of the Legacy Incentive Plan.

A participant may not transfer an award other than by will or the laws of descent and distribution. Awards may be exercised during the participant’s lifetime only by the participant. No award shall be liable for or subject to the debts, contracts, or liabilities of any participant, nor shall any award be subject to legal process or attachment for or against such person. Any purported transfer of an award in contravention of the provisions of the Legacy Incentive Plan shall have no force or effect and shall be null and void, and the purported transferee of such award shall not acquire any rights with respect to such award. Notwithstanding anything to the contrary, the Compensation and Corporate Governance Committee may in its sole and absolute discretion permit the transfer of an award to a participant’s family member under such terms and conditions as specified by the Compensation and Corporate Governance Committee. In such case, such award shall be exercisable only by the transferee approved of by the Compensation and Corporate Governance Committee. To the extent that the Compensation and Corporate Governance Committee permits the transfer of an ISO to a family member, so that such Option fails to continue to satisfy the requirements of an incentive stock option under the Code, such Option shall automatically be re-designated as an NQSO.

Subject to the terms and conditions of the Legacy Incentive Plan, the Compensation and Corporate Governance Committee may modify outstanding awards, provided that, except as expressly provided in the Legacy Incentive Plan, no modification of an award shall adversely affect any rights or obligations of the participant under the applicable award agreement without the participant’s consent. Nothing in the Legacy Incentive Plan shall limit the right of the Corporation to pay compensation of any kind outside the terms of the Legacy Incentive Plan.

Other than the Equity Incentive Plan and the Legacy Incentive Plan, the Corporation does not have any incentive or compensation-based security plans under which awards are granted.

DIRECTOR COMPENSATION

The following table summarizes the compensation paid to our non-employee directors for the year ended December 31, 2022.

Name	Stock Awards	Total
George Allen	$7,616	$-
William Anton	$3,304	$-
Jeffrey Monat	$3,304	$-
Summer Frein	$4,441	$-
Ann Lawrence	$4,441	$-
Stephanie Harkness	$2,587	$-
Bruce Gates	$7,028	$-

Compensation of Directors

The level of compensation for directors is determined on an ad hoc basis after consideration of various relevant factors, including the expected nature and quantity of duties and responsibilities, past performance, comparison with compensation paid by other issuers of comparable size and stage of development in the cannabis industry, and the availability of financial and other resources of the Corporation. The Compensation and Corporate Governance Committee of the Board is responsible for determining all forms of compensation to be granted to the directors of the Corporation, which compensation is recommended to the Board for approval.

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APPROVAL

The contents and the sending of this proxy statement have been approved by the Board of Directors of the Corporation.

DATED as of June 1, 2023 By Order of the Board of Directors

/s/ Ann Lawrence
Ann Lawrence
Chairperson

37

LOWELL FARMS

Lowell Farms Inc.

ODYSSEY

Trader's Bank Building
702, 67 Yonge St.
Toronto, ON M5E 1J8

Form of Proxy – Annual General Meeting to be held on June 22, 2023

Appointment of Proxyholder
I/We being the undersigned holder(s) of **Lowell Farms Inc.** (the "**Corporation**") hereby appoint **Mark Ainsworth, Chief Executive Officer** or failing this person, **Tessa O'Dowd, Interim Chief Financial Officer**

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of Lowell Farms Inc. to be held at **67 Yonge Street, Suite 702, Toronto, Ontario, M5E 1J8**, at 8:30 a.m. (Eastern time) or at any adjournment thereof.

1. **Election of Directors.**	For	Withhold		For	Withhold		For	Withhold
a. Mark Ainsworth	☐	☐	**b. Ann Lawrence**	☐	☐	**c. William Anton**	☐	☐
d. Brian Shure	☐	☐	**e. Jeffrey Monat**	☐	☐	**f. Summer Frein**	☐	☐

	For	Withhold
2. **Appointment of Auditors.** Appoint GreenGrowth CPAs to act as the auditors of the Corporation for the ensuing year and authorize the Corporation to fix the remuneration and terms of engagement of GreenGrowth CPAs.	☐	☐

	For	Against
3. **Amendment of Equity Incentive Plan.** Amend the Corporation's equity incentive plan, as further described in the accompanying proxy statement.	☐	☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, **this Proxy will be voted as recommended by Management.**

Signature(s):

Date

/ /

MM / DD / YY

Interim Financial Statements – Check the box to the right if you would like to receive interim financial statements and accompanying Management's Discussion & Analysis by mail. See reverse for instructions to sign up for delivery by email. ☐

Annual Financial Statements – Check the box to the right if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. See reverse for instructions to sign up for delivery by email. ☐

This form of proxy is solicited by and on behalf of Management.

Proxies must be received by 8:30 a.m. (Eastern time) on June 20, 2023.

Notes to Proxy

1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual General Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.
2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME:

X VOTE PROXY

To Vote Your Proxy Online please visit:

https://login.odysseytrust.com/pxlogin

You will require the CONTROL NUMBER printed with your address to the right.
If you vote by Internet, do not mail this proxy.

To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at www.odysseycontact.com.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.